QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Depomed, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

DEPOMED, INC.

7999 Gateway Blvd., Suite 300
Newark, California 94560

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 18, 2016

        The Annual Meeting of Shareholders of Depomed, Inc. (the "Company") will be held on May 18, 2016 at 11:00 a.m. local time at the Company's headquarters located at 7999 Gateway Blvd., Suite 300, Newark, California 94560. The Annual Meeting is being held for the following purposes, as more fully described in the accompanying Proxy Statement:

  1.
  To reelect the six directors named in the Proxy Statement to hold office until the 2017 Annual Meeting of Shareholders and until their successors are elected and qualified.

  2.
  To approve an increase in the number of shares available for issuance under the Company's Amended and Restated 2014 Omnibus Incentive Plan.

  3.
  To approve an increase in the number of shares available for issuance under the Company's Amended and Restated 2004 Employee Stock Purchase Plan.

  4.
  To approve, on an advisory basis, the compensation of the Company's named executive officers.

  5.
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

  6.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Only shareholders of record at the close of business on March 31, 2016 will be entitled to notice of, and to attend and vote at, the Annual Meeting or any adjournments or postponements thereof. A list of shareholders entitled to vote at the meeting will be available for inspection at the Company's headquarters for at least 10 days prior to the Annual Meeting, and will also be available for inspection at the Annual Meeting. This Notice of Annual Meeting and the definitive Proxy Statement and form of proxy are being distributed and made available on or about April 14, 2016.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ MATTHEW M. GOSLING Matthew M. Gosling Secretary

Newark, California
April 14, 2016

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy by mail using the return envelope provided. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

        This Proxy Statement and our Annual Report on Form 10-K for fiscal year ended December 31, 2015 will be available electronically at http://www.cstproxy.com/depomed/2016.

DEPOMED, INC.
7999 Gateway Blvd., Suite 300
Newark, California 94560
(510) 744-8000

PROXY STATEMENT

2016 ANNUAL MEETING OF SHAREHOLDERS

        Depomed, Inc. (the "Company") is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Annual Meeting of Shareholders to be held on May 18, 2016, at 11:00 a.m. local time, at the Company's headquarters located at 7999 Gateway Blvd., Suite 300, Newark, California 94560, and at any adjournments thereof (the "Annual Meeting"). These materials are being mailed to shareholders on or about April 14, 2016.

        Only holders of the Company's common stock, no par value, as of the close of business on March 31, 2016 (the "Record Date") are entitled to attend and vote at the Annual Meeting. Shareholders who hold shares of the Company's common stock in "street name" may attend and vote at the Annual Meeting only if they hold a valid proxy from their broker. Without a valid proxy, beneficial holders cannot vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf. As of the Record Date, there were 60,994,669 shares of common stock outstanding.

        A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Shareholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, will be included in the number of shareholders present at the meeting for purposes of determining whether a quorum is present.

        Each shareholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such shareholder on the Record Date. Shareholders do not have cumulative voting rights. Shareholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for each of the nominees to the Board listed on the proxy card and "FOR" Proposals 2, 3, 4 and 5. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

        The election of directors and Proposals 2, 3, 4 and 5 require the affirmative "FOR" vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting, assuming a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum). If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute "broker non-votes" for purposes of non-"routine" proposals under the listing rules (Proposals 1, 2, 3 and 4). Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. For purposes of determining the number of shares voting on a particular proposal, votes cast for or against a proposal and abstentions are counted as shares voting, whereas broker non-votes are not counted as shares voting. Accordingly, an abstention will have the same effect as a vote against the proposal, and broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, though a majority of the shares voting, does not constitute a majority of the required quorum.

        A shareholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 7999 Gateway Blvd., Suite 300, Newark, California 94560 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the shareholder actually votes in person at the meeting.

        The proxy card accompanying this Proxy Statement is solicited by the Board. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company has retained Morrow & Co., LLC, 470 West Ave., Stamford, Connecticut 06902 ("Morrow"), a proxy solicitation firm, to assist in the solicitation of proxies in connection with the Annual Meeting. Shareholders may contact Morrow by telephone at 1 (800) 607-0088. Brokerage firms and banks may contract Morrow by telephone at (203) 658-9400. The Company will pay Morrow customary fees, which the Company expects would be approximately $10,000, plus reasonable expenses. The Company has also retained Innisfree M&A Inc., 501 Madison Avenue, New York, New York 10022 ("Innisfree"), another proxy solicitation firm, to assist in the solicitation of proxies in connection with the Annual Meeting. The Company will pay Innisfree customary fees, which the Company expects would be approximately $10,000, plus reasonable expenses. The Company, if requested, will also pay brokers, banks and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to shareholders.

BOARD OF DIRECTORS AND DIRECTOR NOMINEES

        The Bylaws of the Company provide for a Board consisting of between five and nine directors. The number of directors currently authorized by resolution of the Board is seven, but will be reduced to six as of the time of the Annual Meeting due to Vicente Anido, Jr., Ph.D. not standing for reelection. As a result, six directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below. All of the nominees named below are presently directors of the Company. None of the nominees for director were selected pursuant to any arrangement or contract.

        The present term of each of the directors continues until the Annual Meeting and until his or her successor has been elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who will be designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

        The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified.

        The Company's Articles of Incorporation and Bylaws contain provisions eliminating or limiting the personal liability of directors for monetary damages due to violations of a director's fiduciary duty, to the extent permitted by the California General Corporation Law.

        The name of and certain other information regarding each nominee is set forth in the table below.

Name of Nominee	Age	Principal Occupation	Director Since
Peter D. Staple(3)	64	Chief Executive Officer, Corium International, Inc.	2003
Karen A. Dawes(1)(2)	64	President, Knowledgeable Decisions, LLC	2008
Louis J. Lavigne, Jr.(1)	67	Managing Director, Lavrite, LLC	2013
Samuel R. Saks, M.D.(2)(3)	61	Director, Depomed, Inc., PDL BioPharma, Inc. and TONIX Pharmaceuticals, Inc.	2012
James A. Schoeneck	58	President and Chief Executive Officer, Depomed, Inc.	2007
David B. Zenoff, D.B.A.(2)(3)	78	President, David B. Zenoff Associates, Inc.	2007

(1)
Current member of the Audit Committee In addition, Vicente Anido, Jr., Ph.D., is currently a member of the Audit Committee well. Dr. Anido is not standing for re-election at this Annual Meeting. The Board will determine who will replace Dr. Anido on the Audit Committee following the conclusion of this Annual Meeting.

(2)
Current member of the Compensation Committee.

(3)
Current member of the Nominating and Corporate Governance Committee.

        Peter D. Staple has served as a director of the Company since November 2003, and as Chairman of the Board since March 2009. Since March 2008, Mr. Staple has served as Chief Executive Officer and a director of Corium International, Inc., a publicly-held biopharmaceutical company focused on transdermal delivery systems and related technologies to address unmet medical needs. From 2002 to March 2008 he served as director, and from 2002 to November 2007 as Chief Executive Officer, of BioSeek, Inc., a privately-held drug discovery company. From 1994 to 2002, Mr. Staple was a member of the senior executive team at ALZA Corporation, where he was most recently Executive Vice President, Chief Administrative Officer and General Counsel. Prior to joining ALZA, Mr. Staple held the position of Vice President, Associate General Counsel for Chiron Corporation, a biopharmaceutical company. Mr. Staple previously served as Vice President and Associate General Counsel for Cetus Corporation, a biotechnology company. The Board considered Mr. Staple's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Governance; Strategic Transactions; Corporate Finance; Intellectual Property; and Board and Board committee experience. Mr. Staple holds a B.A. and a J.D. from Stanford University.

        Karen A. Dawes has served as a director of the Company since April 2008. Since 2003, Ms. Dawes has served as President of Knowledgeable Decisions, LLC, a pharmaceutical consulting firm she founded. Between 1999 and 2003, Ms. Dawes served as Senior Vice President and U.S. Business Group Head for Bayer Corporation's U.S. Pharmaceuticals Group. Prior to joining Bayer, she served as Senior Vice President, Global Strategic Marketing for Wyeth, formerly known as American Home Products, where she held responsibility for worldwide strategic marketing. She also served as Vice President, Commercial Operations for Genetics Institute, Inc., which was acquired by Wyeth in 1997. Ms. Dawes began her pharmaceutical industry career at Pfizer, Inc. where, from 1984 to 1994, she held a number of positions in Marketing, serving most recently as Vice President, Marketing of the Pratt Division. The Board considered Ms. Dawes' experience and expertise within the following areas relevant to the Company and its business in concluding that she should serve on the Board: Marketing; Commercial Operations; Product Development; Commercial Strategy; Business Planning; Pharmaceutical Product Launch; Board Chair experience; and Compensation Committee experience. Ms. Dawes currently serves as a director of Repligen Corporation, a publicly-held bioprocess company, and several private companies. Ms. Dawes holds a M.B.A. from Harvard University and a B.A. and a M.A. from Simmons College.

        Louis J. Lavigne, Jr. has served as a director of the Company since July 2013. Since 2005, Mr. Lavigne has served as Managing Director of Lavrite, LLC, a management consulting firm specializing in the areas of corporate finance, accounting, growth strategy and management. Prior to founding Lavrite, Mr. Lavigne served as Executive Vice President and Chief Financial Officer of Genentech, Inc., from March 1997 through his retirement in March 2005. The Board considered Mr. Lavigne's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Finance; Commercial Strategy; Commercial Operations; Strategic Transactions; Business Planning; and Board experience. Mr. Lavigne serves on the boards of Accuray Incorporated, a publicly-held radiation oncology company, NovoCure Limited, a publicly-held oncology company, and Zynga, Inc., a publicly-held social games company. Mr. Lavigne also serves on the boards of DocuSign, Inc., a privately-held digital transaction management company, Rodan + Fields, LLC, a privately held skincare company, and Puppet Labs, Inc., a privately-held technology automation software company. Mr. Lavigne previously served on the boards of Allergan, Inc., Arena Pharmaceuticals, Inc., BMC Software, Inc., Equinix, Inc., Kyphon, Inc., SafeNet, Inc. and Xenova, PLC. Mr. Lavigne is the managing member of Spring Development Group, LLC, a strategic investor in companies with unique growth opportunities. Mr. Lavigne is a board member and Chairman of the UCSF Benioff Children's Hospitals. Mr. Lavigne is also a member of the West Coast Audit Committee Network and the faculty of the GLG Institute. Mr. Lavigne holds a B.A. from Babson College and a M.B.A. from Temple University.

        Samuel R. Saks, M.D. has served as a director of the Company since October 2012. From October 2013 until its acquisition by Teva Pharmaceutical Industries, Ltd. in May 2015, Dr. Saks served as Chief Development Officer at Auspex Pharmaceuticals, Inc., a publicly-held biopharmaceutical company focused on the treatment of orphan diseases. Dr. Saks also served as a director of Auspex from September 2009 through its acquisition by Teva. From April 2011 until February 2012, Dr. Saks served as interim Chief Medical Officer of Threshold Pharmaceuticals, Inc. From 2003 to 2009, Dr. Saks served as CEO of Jazz Pharmaceuticals, Inc., a specialty pharmaceutical company he co-founded. Prior to joining Jazz, Dr. Saks held a number of positions at ALZA Corporation, which was acquired by Johnson & Johnson in 2001. From 2001 to 2003, he was Company Group Chairman of ALZA and served as a member of Johnson & Johnson's Pharmaceutical Group Operating Committee. From 1992 to 2001, he held various executive positions at ALZA, including Senior Vice President, Medical Affairs and Group Vice President, where he was responsible for clinical and commercial activities. He has also held clinical research positions in oncology at Schering-Plough Corporation, XOMA Corporation and Genentech, Inc. From 1987 to 2000, Dr. Saks was Assistant Clinical Professor of Medicine in the oncology division of the Department of Medicine at the University of California, San Francisco. The Board considered Dr. Saks' experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Commercial Strategy; Clinical Operations; Commercial Operations; Product Development; Business Planning; Pharmaceutical Product Launch; and Board experience. Dr. Saks currently serves as a director of TONIX Pharmaceuticals, Inc. a publicly-held pharmaceutical company, PDL BioPharma, Inc., a publicly-held company, and several private companies. Dr. Saks holds a B.S. and a M.D. from the University of Illinois.

        James A. Schoeneck joined the Company as President and Chief Executive Officer in April 2011 and has served as a director of the Company since December 2007. From 2005 until he joined the Company, Mr. Schoeneck was Chief Executive Officer of BrainCells Inc., a privately-held biopharmaceutical company. Prior to joining BrainCells, he served as Chief Executive Officer of ActivX BioSciences, Inc., a development stage biotechnology company. Mr. Schoeneck's pharmaceutical experience also includes three years as President and Chief Executive Officer of Prometheus Laboratories Inc. Prior to joining Prometheus, Mr. Schoeneck spent three years at Centocor, Inc., where he led the development of Centocor's commercial capabilities. His group launched Remicade®, which has become one of the world's largest pharmaceutical products. Earlier in his career, he spent

13 years at Rhone-Poulenc Rorer, Inc. (now Sanofi) serving in various sales and marketing positions of increasing responsibility. The Board considered Mr. Schoeneck's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Strategy; Corporate Management; Commercial Strategy; Pharmaceutical Product Launch; Strategic Transactions; and Corporate Leadership. Mr. Schoeneck currently serves as a director of FibroGen, Inc., a publicly-held biotechnology company, and AnaptysBio, Inc., a privately-held antibody development company. Mr. Schoeneck holds a B.S. from Jacksonville State University.

        David B. Zenoff, D.B.A. has served as a director of the Company since March 2007. Since 1973, Dr. Zenoff has been the President of David B. Zenoff and Associates, Inc., a strategy and management consulting firm. Dr. Zenoff has been on the full-time and part-time faculties of various universities, including Stanford University Graduate School of Business, Columbia Graduate School of Business, and IMD in Lausanne, Switzerland. The Board considered Dr. Zenoff's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Strategy; Pharmaceutical Marketing Strategy; Management of Pharmaceutical and Biotechnology companies; Organization Development; Management Practices; Board Processes and Governance; Strategic Transactions; and Corporate Leadership. Dr. Zenoff was a member of the board of directors of Williams-Sonoma for six years and currently serves as a director of ExamWorks Group, Inc. Dr. Zenoff holds a B.A. from Stanford University and a M.B.A. and a D.B.A. from Harvard University.

        There are no family relationships among any of the Company's directors or executive officers.

CORPORATE GOVERNANCE

        The Board met 14 times during fiscal year 2015. In addition, the Audit Committee met four times, the Compensation Committee met four times, and the Nominating and Corporate Governance Committee met two times. During fiscal year 2015, each member of the Board attended 75% or more of each of (i) the total number of Board meetings held during the period of such member's service and (ii) the total number of meetings of Committees on which such member served, during the period of such member's service.

Board Independence

        The Board has determined that Ms. Dawes, Messrs., Lavigne and Staple, and Drs. Anido, Saks and Zenoff, are "independent" under the rules of the Nasdaq Global Market ("Nasdaq"), and applicable rules and regulations of the Securities and Exchange Commission ("SEC").

Board Leadership Structure

        The Board does not have a policy regarding whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be a non-employee director. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders. However, the Board believes that separation of the roles of Chief Executive Officer and Chairman of the Board is currently the most appropriate structure for the Company because that structure allows the Chief Executive Officer to focus his energy on operational issues, while the Chairman of the Board can focus on governance and other related issues, and may enhance the independence of the Board. Currently, Mr. Staple, an independent non-employee director, serves as the Chairman of the Board and Mr. Schoeneck serves as a director and Chief Executive Officer.

The Board's Role in Risk Oversight

        The Board's role in the Company's risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, clinical, commercial compliance, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate Committee in the case of risks that are under the purview of a particular Committee) receives these reports to enable it to understand the Company's risk profile and the Company's risk identification, risk management and risk mitigation strategies. When a Committee receives the report, the Chairman of the relevant Committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role.

        The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting and internal controls. The Compensation Committee is responsible for management of risks relating to the Company's compensation program and policies and assesses the Company's effectiveness at linking pay to performance, as well as aligning the interests of executives and other employees with those of the Company's shareholders. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, as well as other areas of corporate governance.

Board Committees

        The Board has established three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee.

        Audit Committee.    The Company's Audit Committee consists of Mr. Lavigne, Dr. Anido and Ms. Dawes; following the Annual Meeting, the Company expects the Audit Committee will consist of Mr. Lavigne, Ms. Dawes. Mr. Lavigne is the Chairman of the Audit Committee. The Audit Committee oversees the Company's corporate accounting and financial reporting process. The Audit Committee evaluates the independent registered public accounting firm's qualifications, independence and performance; determines the engagement of the Company's independent registered public accounting firm; approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the engagement team as required by law; reviews the Company's financial statements; reviews the Company's critical accounting policies and estimates; and discusses with management and the independent registered public accounting firm the results of the annual audit and the review of the Company's quarterly financial statements. The Company has determined that Mr. Lavigne is the Company's Audit Committee financial expert under applicable SEC rules. The Company believes that the composition of the Audit Committee meets the requirements for independence under the applicable requirements of Nasdaq and SEC rules and regulations.

        Compensation Committee.    The Company's Compensation Committee consists of Ms. Dawes and Drs. Saks and Zenoff. Ms. Dawes is the Chairman of the Compensation Committee. The Compensation Committee reviews and recommends policies relating to compensation and benefits of the Company's officers and employees, including reviewing corporate goals and reviewing and approving objectives relevant to compensation of the Chief Executive Officer, other executive officers and key employees, evaluating the performance of these officers in light of those goals and objectives, and setting compensation of these officers based on such evaluations. The Compensation Committee also administers the issuance of stock options and other awards under the Company's equity incentive plans. The Board has determined that the composition of the Compensation Committee meets the requirements for independence under applicable requirements of Nasdaq and SEC rules and regulations.

        Nominating and Corporate Governance Committee.    The Company's Nominating and Corporate Governance Committee consists of Drs. Zenoff and Saks and Mr. Staple. Dr. Zenoff is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee identifies and evaluates nominees for election as directors, periodically reviews the Company's corporate governance policies and practices, and conducts evaluations of management and the Board. The Board has determined that the composition of the Nominating and Corporate Governance Committee meets the requirements for independence under the applicable requirements of Nasdaq.

        Charters for the Company's Audit, Compensation, and Nominating and Corporate Governance Committees are posted on the Company's website at: http://www.depomed.com.

 DIRECTOR NOMINATIONS

        The information below describes the criteria and process that the Nominating and Corporate Governance Committee uses to evaluate candidates to the Board.

        Criteria for Nomination to the Board of Directors.    The Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board, and seeks to ensure that at least a majority of the directors are independent under the Nasdaq rules and that members of the Audit Committee meet the financial literacy requirements under the Nasdaq rules and at least one of them qualifies as an "audit committee financial expert" under the rules and regulations of the SEC. Nominees for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties.

        The principal occupations, background and other information about the Board nominees for director are set forth above as well as a discussion of the specific experience, qualifications, attributes or skills of each director that led to the conclusion that he or she should serve on the Board at this time. The Board believes that each director's unique background and skill set gives the Board as a whole competence and experience in a wide variety of areas, including the pharmaceutical industry, corporate governance and board service, executive management and finance. The Board also believes that each director has demonstrated business acumen and an ability to exercise sound judgment, is committed to serving the Company, and has a reputation for integrity, honesty and adherence to high ethical standards.

        Shareholder Proposals for Nominees.    The Nominating and Corporate Governance Committee will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the Nominating and Corporate Governance Committee c/o the Secretary of the Company and should include (at a minimum) the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of the Company's common stock which are owned beneficially and of record by such shareholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in compliance with the information requirements and time frame described in the Bylaws of the Company, as such time period is described below under the caption, "SHAREHOLDER PROPOSALS" below.

        Process for Identifying and Evaluating Nominees.    The process for identifying and evaluating nominees to the Board is initiated by identifying a slate of candidates who meet the criteria for selection as nominees and who have the specific qualities or skills being sought based on input from members of the Board and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. Candidates are evaluated by the Nominating and Corporate Governance Committee by reviewing the candidates' biographical information and qualifications, as well as references or associates. Qualified nominees are interviewed by at least one member of the Nominating and Corporate Governance Committee. Serious candidates generally meet, either in person or by telephone, with all members of the Nominating and Corporate Governance Committee and as many other members of the Board as practicable, and using the input from such interviews and the information obtained by the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee evaluates which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that the Board nominate, or elect to fill a vacancy, with one of the final prospective candidates. Candidates recommended by the Nominating and Corporate Governance Committee are presented to the Board for selection as nominees to be presented for the approval of the shareholders or for election to fill a vacancy.

        The Nominating and Corporate Governance Committee expects that a similar process will be used to evaluate nominees recommended by shareholders. However, to date, the Company has not received any shareholder proposal nominating a director for consideration by the Nominating and Corporate Governance Committee.

        Diversity.    The Company endeavors to have a Board with diverse experience at policy-making or strategic-planning levels in business or in other areas that are relevant to the Company's activities. The Company does not have a policy with respect to diversity in identifying or selecting nominees for the Board. However, in evaluating nominees, the Nominating and Corporate Governance Committee and the full Board assess the background of each candidate in a number of different ways, including how the individual's qualifications complement, strengthen and enhance those of existing Board members as well as the anticipated future needs of the Board. The Board also performs an annual self-evaluation, through which the members of the Board assess the Board's performance and ways in which such performance can be improved.

        Nominees to the Board of Directors for the Annual Meeting.    The nominees for the Annual Meeting were recommended for selection by the Nominating and Corporate Governance Committee and were selected by the Board.

        Board Nominees for the Annual Meeting.    Each of the nominees listed in this Proxy Statement is a current director standing for re-election.

COMMUNICATIONS WITH DIRECTORS

        Interested parties wishing to contact the directors of the Company may do so by writing to them at the following address: c/o General Counsel, 7999 Gateway Blvd., Suite 300, Newark, California 94560. All letters, not including junk mail, received will be categorized and processed by the Company's General Counsel. Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating and Corporate Governance Committee. All other comments and questions will be referred to the entire Board.

        The Company has a policy of encouraging all directors to attend the annual shareholder meeting and generally schedules a meeting of the Board on the date of the annual meeting each year to make it more convenient for them to do so. All of the Company's directors attended the 2015 Annual Meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Ms. Dawes and Drs. Saks and Zenoff served as members of the Company's Compensation Committee during 2015. None of the members of the Compensation Committee is, or has ever been,

an officer or employee of the Company or any of its subsidiaries. None of these directors had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K (Certain Relationships and Related Transactions). No interlocking relationship exists, or in the past fiscal year has existed, between any member of the Compensation Committee and any member of any other company's board of directors or compensation committee.

CODE OF ETHICS

        The Board has adopted a Code of Business Conduct and Ethics that applies to all of the Company's employees, officers and directors, including its principal executive officer and its principal financial officer. A copy of the code is available on the Company's website at: http://www.depomed.com.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

        The following table sets forth information regarding ownership of the Company's common stock as of March 10, 2016 (or for information based on filings with the SEC as of the dates specified below) by (a) each person known to the Company to own more than 5% of the outstanding shares of the Company's common stock, (b) each director, (c) each named executive officer and (d) all current directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other information made available to the Company that is deemed reliable.

Name of Beneficial Owner(1)	Aggregate Number of Shares of Common Stock(2)		Number Subject to Convertible Securities Exercisable Within 60 days	Percentage of Common Stock(2)
BlackRock, Inc(3)	6,249,132	(4)	—	10.26%
Senvest Management, LLC(5)	4,385,852	(6)	—	7.20%
The Vanguard Group(7)	4,195,231	(8)	—	6.89%
Invesco Ltd.(9)	3,564,579	(10)	—	5.85%
Oak Ridge Investments, LLC(11)	3,044,921	(12)	—	5.00%
Starboard Value LP(13)	5,640,000	(14)	—	9.26%
James A. Schoeneck(15)	1,296,691		891,591	2.10%
Thadd M. Vargas	367,304		214,747	*
Matthew M. Gosling	331,758		278,082	*
August J. Moretti	321,850		295,531	*
Peter D. Staple	219,556		137,054	*
David B. Zenoff	184,152		162,054	*
Karen A. Dawes	157,719		147,054	*
Srinivas G. Rao, MD	86,072		79,163	*
R. Scott Shively	82,261		79,531	*
Samuel R. Saks, M.D.	75,784		72,887	*
Vicente Anido, Jr., Ph.D.	72,056		69,554	*
Louis J. Lavigne, Jr.	47,889		45,387	*
All current directors & executive officers as a group (12 persons)	3,243,091		2,472,634	5.12%

*
Less than one percent

(1)
Except as otherwise indicated, the address of each beneficial owner listed in the table is Depomed, Inc., 7999 Gateway Blvd., Suite 300, Newark, California 94560.

(2)
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days. Percentage ownership is based on 60,913,101 shares of the Company's common stock outstanding as of March 10, 2016. Shares of common stock subject to stock options and restricted stock units vesting on or before May 9, 2016 (within 60 days of March 10, 2016) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(3)
The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.

(4)
Includes (i) 6,120,873 shares of common stock as to which BlackRock, Inc. has sole voting power and (ii) 6,249,132 shares of common stock as to which BlackRock, Inc. has sole dispositive power. This information was obtained from the Schedule 13G filed on January 8, 2016 with the SEC by BlackRock, Inc.

(5)
The address of Senvest Management, LLC is 540 Madison Avenue, 32nd Floor, New York, New York 10022. The address of Richard Mashaal (who is the managing member of the Senvest Management, LLC) is c/o Senvest Management, LLC is 540 Madison Avenue, 32nd Floor, New York, New York 10022.

(6)
Represents 4,385,852 shares of common stock as to which Senvest Management, LLC has shared voting and shared dispositive power. This information was obtained from the Schedule 13G/A filed on February 12, 2016 with the SEC by Senvest Management, LLC and Richard Mashaal.

(7)
The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(8)
Includes (i) 131,783 shares of common stock as to which The Vanguard Group has voting power, (ii) 4,063,048 shares of common stock as to which The Vanguard Group has sole dispositive power, (iii) 4,100 shares of common stock as to which The Vanguard Group has shared voting power and (iv) 132,183 shares of common stock as to which The Vanguard Group has shared dispositive power. This information was obtained from the Schedule 13G filed on February 11, 2016 with the SEC by The Vanguard Group.

(9)
The address of Invesco Ltd. is 1555 Peachtree Street NE, Atlanta, Georgia 30309.

(10)
Represents 3,564,579 shares of common stock as to which Invesco Ltd. has sole voting power and sole dispositive power. This information was obtained from the Schedule 13G filed on February 8, 2016 with the SEC by Invesco Ltd.

(11)
The address of Oak Ridge Investments, LLC is 10 LaSalle Street, Suite 1900, Chicago, Illinois 60603.

(12)
Includes (i) 2,832,156 shares of common stock as to which Oak Ridge Investments LLC has sole voting power, (ii) 2,987,318 shares of common stock as to which Oak Ridge Investments LLC has sole dispositive power and (iii) 57,603 shares of common stock as to which Oak Ridge Investments LLC has shared dispositive power. This information was obtained from the Schedule 13G filed on February 3, 2016 with the SEC by Oak Ridge Investments, LLC.

(13)
The address for Starboard Value LP is 777 Third Avenue, 18th Floor, New York, New York 10017.

(14)
Represents 5,640,000 shares of common stock as to which Starboard Value LP has sole voting power and sole dispositive power. This information was obtained from Schedule 13D filed on April 7, 2016 and Schedule 13D/A filed on April 12, 2016 by Starboard Value LP and certain of its affiliates.

(15)
Includes 221,306 shares of common stock held in Mr. Schoeneck's family trust and over which Mr. Schoeneck has shared voting power and shared dispositive power.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Audit Committee of the Board is responsible for monitoring and reviewing issues involving potential conflicts of interest and reviewing and approving related party transactions. During fiscal year 2015 the Company did not engage, and does currently not propose to engage, in any transaction or series of transactions required to be disclosed by Item 404(a) of Regulation S-K in which the amount involved exceeded or exceeds $120,000 and in which any of the Company's directors or executive officers, any holder of more than 5% of any class of the Company's voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, nor was any director or executive officer or any of their family members indebted to the Company in any amount in excess of $120,000 at any time.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and SEC rules, the Company's directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2015, all such SEC filings were filed on time.

 EXECUTIVE OFFICERS AND SENIOR MANAGEMENT

        The Company's executive officers and other members of senior management as of March 31, 2016 are set forth in the table below. Biographical information for Mr. Schoeneck is set forth above under "BOARD OF DIRECTORS AND DIRECTOR NOMINEES."

Name	Age	Position
Executive Officers
James A. Schoeneck	58	President and Chief Executive Officer
August J. Moretti	65	Chief Financial Officer and Senior Vice President
Matthew M. Gosling	45	Senior Vice President and General Counsel
Srinivas G. Rao, M.D., Ph.D.	47	Senior Vice President and Chief Medical Officer
R. Scott Shively	59	Senior Vice President and Chief Commercial Officer
Thadd M. Vargas	50	Senior Vice President, Business Development
Other Senior Management
Jeff P. Coon	53	Vice President, Human Resources
Gerd G. Kochendoerfer, Ph.D.	48	Vice President, Technical Development and Quality

        August J. Moretti has served as Chief Financial Officer and Senior Vice President since January 2012. From 2004 to December 2011, Mr. Moretti served as Chief Financial Officer and Senior Vice President of Alexza Pharmaceuticals, Inc., a publicly-held pharmaceutical company. From 2001 to 2004, Mr. Moretti served as Chief Financial Officer of Alavita, Inc. (formerly Surromed, Inc.), a privately-held biotechnology company. Prior to Alavita, Mr. Moretti was a partner of Heller Ehrman LLP, an international law firm. Mr. Moretti holds a B.A. from Princeton University and a J.D. from Harvard Law School.

        Matthew M. Gosling has served as Senior Vice President and General Counsel since January 2011 after having served as Vice President and General Counsel since June 2006. Prior to joining the Company, Mr. Gosling was a partner of Heller Ehrman LLP, an international law firm. Mr. Gosling holds a B.A. from Trinity University and a J.D. from the University of Chicago.

        Srinivas G. Rao, M.D. has served as Senior Vice President and Chief Medical Officer since July 2014. Prior to joining the Company in 2014, Dr. Rao served as Executive Vice President and Head of Neuroscience at Retrophin, Inc. From 2011 to 2013, Dr. Rao served as Founder and Chief Executive Officer of Kyalin Biosciences, Inc., a privately held biotechnology company he founded and that was acquired by Retrophin in 2013. From 2001 to 2011, Dr. Rao served as Chief Scientific Officer of Cypress Bioscience, Inc., a publicly-held pharmaceutical company. Dr. Rao holds a M.D. and a Ph.D. from Yale University.

        R. Scott Shively has served as Senior Vice President and Chief Commercial Officer since September 2014. From 2012 to 2014, Mr. Shively served as Executive Vice President and Chief Commercial Officer of Zogenix, Inc. From 2009 to 2012, Mr. Shively served as Vice President—Global Commercial Disease Area Lead for Pain for Pfizer, Inc. From 2007 to 2009, Mr. Shively served as Senior Vice President for Commercial Operations at Alpharma Pharmaceuticals Inc., a specialty pharmaceutical company focused on pain management. Prior to Alpharma, Mr. Shively served as Senior Vice President for Global Respiratory as well as interim President and Chief Executive Officer, USA at Altana AG and VP of Marketing for Endo Pharmaceuticals plc. Mr. Shively holds a B.S. from Duke University.

        Thadd M. Vargas has served as Senior Vice President, Business Development since December 2008, after having served as Vice President, Business Development since December 2002. Prior to joining the Company, Mr. Vargas served as Vice President of Finance at Worldres.com, Inc., Director of Finance

at Kosan Biosciences, Inc. and Director of Business Development at Anergen, Inc. Prior to joining Anergen, Mr. Vargas was a member of Ernst & Young LLP's life sciences audit practice. Mr. Vargas currently serves on the board of a privately-held company. Mr. Vargas holds a B.A. from the University of California at Santa Barbara.

        Jeff P. Coon has served as Vice President, Human Resources since September 2011. From 2009 to August 2011, Mr. Coon served as Human Resources Director at Cobham plc. From 2008 to 2009, Mr. Coon served as the Vice President of Human Resources of Exelixis, Inc. From 2006 to 2008, Mr. Coon served as the Executive Director of Human Resources at PDL BioPharma Inc. Prior to joining PDL BioPharma, Mr. Coon served as Vice President Human Resources at CD Holding and Human Resources Director at Johnson and Johnson. Mr. Coon holds a B.A. from California State University Long Beach and a M.S. from Golden Gate University in San Francisco.

        Gerd G. Kochendoerfer has served as Vice President, Technical Development and Quality since 2011 after having served since 2008 as Senior Director, Project Management. From 2005 to January 2008, Dr. Kochendoerfer served as Senior Director, Drug Development at FibroGen, Inc. Prior to joining FibroGen, Dr. Kochendoerfer, served as Director of Research and Development of Gryphon Therapeutics, Inc. Dr. Kochendoerfer holds a Ph.D. from the University of California at Berkeley.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This compensation discussion and analysis describes the material elements of compensation awarded to, earned by, or paid in 2015, to each of the named executive officers. This compensation discussion and analysis focuses on the information contained below under this "EXECUTIVE COMPENSATION" section, and in the related footnotes and narrative.

  General

        The Company's Compensation Committee is responsible for overseeing our compensation program, including compensation awarded to the named executive officers. The Company's compensation philosophy is to provide a competitive balance of cash and equity compensation, benefits, and development opportunities in order to attract and retain the talent necessary to create a collaborative, high-performing work environment that contributes to the Company's overall success and shareholder value. The key objectives of the Company's executive compensation program are to be:

  •
  Performance-driven, to align the interests of the Company's executives and shareholders, fairly reward executives for their efforts, and provide a strong, direct link between the Company's financial and strategic goals and executive compensation;

  •
  Market competitive, to ensure that the Company attracts and retains executives to lead and manage the Company who are talented, qualified, and capable of achieving the Company's business objectives;

  •
  Motivational and retention-oriented, so that executives remain dedicated to the Company and its overall growth and performance; and

  •
  Transparent, to ensure that executives receive the information necessary to understand and make informed choices regarding their total compensation packages.

        The primary components of the Company's executive compensation program are base salary, annual cash bonus and stock-based awards. The Company believes that these components, along with the Company's other benefits and its commitment to career development, foster a productive, team-oriented work environment that offers the Company's employees the flexibility and opportunity to thrive in a collaborative atmosphere and to receive meaningful rewards and recognition for their contributions to the Company's growth and success. The Company views these components of compensation as related but distinct. That is, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. The Company determines the appropriate level for each compensation component based in part, but not exclusively, on individual performance, competitive compensation information in light of the Company's recruiting and retention goals, and its view of internal equity and consistency. The Company believes that, as is common in the pharmaceutical industry, stock-based awards, salary, and cash bonuses are all necessary to attract and retain employees. To date, the Company has not adopted any formal policies or guidelines for allocating compensation between long-term and short-term compensation, or between cash and non-cash compensation.

        The Chief Executive Officer assists the Compensation Committee in its annual review of the base salaries and other compensation elements for other executive officers. Specifically, the Chief Executive Officer makes recommendations to the Committee regarding base salary increases, equity incentive grants, and the level of achievement of individual objectives for the other executive officers. The Chief Executive Officer discusses his recommendations with the Compensation Committee and the Committee then makes a decision on the compensation package for each named officer. The

Compensation Committee, without the Chief Executive Officer present, performs an annual review of the base salary and other compensation elements for the Chief Executive Officer.

  Review of Competitive Market; Compensation Consultant

        To assist with the analysis of executive compensation for fiscal year 2015, the Compensation Committee engaged Towers Watson, a global professional services firm with expertise consulting on executive compensation matters in general and with specific expertise in the biopharma industry. Towers Watson reports directly to the Compensation Committee, and the Compensation Committee has the sole authority to hire, fire and direct the work of Towers Watson. For fiscal year 2015, Towers Watson advised the Compensation Committee on a variety of compensation-related issues, including:

  •
  refining the Company's peer group for executive compensation purposes;

  •
  providing general information concerning executive compensation trends and developments, and regulatory developments; and

  •
  compiling, analyzing and presenting competitive data to assist the Compensation Committee with its executive compensation decisions, including that of the Chief Executive Officer and the Company's other executive officers.

Other than providing the advice and services described above, Towers Watson provided no other services to either the Company or the Compensation Committee during fiscal year 2015.

        The Compensation Committee considers various sources of third party compensation information in connection with its compensation decisions. In particular, the committee considers compensation packages offered by its competitors for executive talent. In connection with its fiscal year 2015 compensation review, the Compensation Committee reviewed publicly available compensation information compiled by Towers Watson related to 16 commercial stage specialty pharmaceutical companies with revenues and market capitalizations generally similar to the Company. The median trailing twelve month revenues for the peer group, when the group was selected in October 2015, was approximately $450 million, and the median market capitalization of the peer group companies was approximately $2.6 billion at that time. The companies reviewed included:

  Akorn, Inc.
  Acorda Therapeutics, Inc.
  Alkermes plc
  Ariad Pharmaceuticals, Inc.
  BioMarin Pharmaceutical Inc.
  Emergent Biosolutions
  Horizon Pharma plc
  Impax Laboratories, Inc.
  INSYS Therapeutics, Inc.
  Isis Pharmaceuticals, Inc.
  Medivation, Inc.
  Nektar Therapeutics
  Pacira Pharmaceuticals, Inc
  Sagent Pharmaceuticals, Inc.
  Seattle Genetics, Inc.
  The Medicines Company

        The peer list above includes 9 of the 16 companies utilized in the Compensation Committee's 2015 executive compensation review. After consultation with Towers Watson, the Compensation Committee removed seven companies (Arena Pharmaceuticals, Inc.; Auxilium Pharmaceuticals, Inc.; Avanir Pharmaceuticals, Inc.; Exelixis, Inc.; Momenta Pharmaceuticals Inc.; Spectrum

Pharmaceuticals, Inc.; and Sucampo Pharmaceuticals, Inc.). Two of the peers had been acquired by other companies in 2015 (Auxilium Pharmaceuticals and Avanir Pharmaceuticals) while the other five peers removed were no longer considered appropriate proxy peers, primarily due to low levels of revenue (below $100 million annually) relative to the Company. The Compensation Committee added seven new proxy peers as replacements for the companies that were removed (Alkermes plc; Ariad Pharmaceuticals, Inc.; BioMarin Pharmaceutical Inc.; Isis Pharmaceuticals, Inc.; Pacira Pharmaceuticals, Inc.; Seattle Genetics, Inc.; and The Medicines Company). The Committee noted that while certain of the companies selected as new peers for 2015 had somewhat larger market capitalizations than the Company, the Committee determined the peers were appropriate in light of the Company's recent and expected future growth, and the fact that the peer companies are competitors with the Company for executive and other talent.

        The Compensation Committee also reviewed a custom survey prepared for Towers Watson by Radford Surveys & Consulting, a business unit of Aon plc, that analyzed compensation results from 27 US-based publicly held biotech and pharmaceutical companies with 50 to 2,500 employees and annual revenues generally from $50 million to $1.5 billion. Companies represented in the report included the proxy peers identified above, the 2014 proxy peers removed for 2015 (other than those acquired by other companies) and the following additional companies: Aegerion Pharmaceuticals, Inc.; Dyax Corp.; Jazz Pharmaceuticals plc; Momenta Pharmaceuticals, Inc.; Raptor Pharmaceutical Corp; Regeneron Pharmaceuticals, Inc.; SciClone Pharmaceuticals, Inc.; Spectrum Pharmaceuticals, Inc.; Sucampo Pharmaceuticals, Inc.; United Therapeutics Corporation; Vertex Pharmaceuticals, Inc.; and Vivus, Inc.

        The Compensation Committee reviews the information described above in order to understand current compensation practices at peer companies. However, the Compensation Committee does not engage in formal benchmarking relative to peer companies.

  Compensation Elements

        Base Salary.    The Company seeks to provide its executive officers with competitive annual base salaries in order to attract and retain talented individuals. However, the Company seeks to ensure that a substantial portion of its executives' compensation depends on the achievement of corporate and individual goals. In determining appropriate salary levels for a given executive officer, the Compensation Committee considers the following factors:

  •
  individual performance;

  •
  experience, skills, and external market conditions;

  •
  level of responsibility;

  •
  breadth, scope, and complexity of the position; and

  •
  executives' salaries relative to each other.

        Based on the criteria above, in February 2016 and February 2015, the Compensation Committee increased the base salary levels of the named executive officers. The increases were effective as of March 1 of each year.

Base Salary ($) and Increase (%)
Name and Principal Position	2016	2015
James A. Schoeneck President and Chief Executive Officer	800,000 / 10.3	725,000 / 16.0
August J. Moretti Chief Financial Officer and Senior Vice President	425,000 / 9.6	387,919 / 3.0
Matthew M. Gosling Senior Vice President and General Counsel	475,000 / 5.6	450,000 / 12.7
R. Scott Shively Senior Vice President, Chief Commercial Officer	425,000 / 11.5	381,188 / n/a	*
Thadd M. Vargas Senior Vice President, Business Development	365,000 / 4.1	350,587 / 2.8

*
Mr. Shively's employment with the Company began in September 2014.

        Cash Bonus.    The Company's executive officers participate in the discretionary Depomed, Inc. Bonus Plan (the "Bonus Plan"), which provides for annual cash bonuses based on the achievement of individual and corporate objectives. Payment of annual cash bonuses is designed to reward performance for achieving individual and corporate business goals, which the Company believes increases shareholder value. Executives' cash bonus target as a portion of base salary for 2015 was 80% (in the case of the Chief Executive Officer for 2015), 45% for the Company's Chief Financial Officer, the Chief Commercial Officer and the General Counsel or 35% (in the case of all other executive officers for 2015). In February 2016, upon the recommendation of the Compensation Committee, the Board amended the Bonus Plan to increase the cash bonus target from 80% to 100% of base salary for the President and Chief Executive Officer from 45% to 50% for the Company's Chief Financial Officer, the Chief Commercial Officer and the General Counsel, and from 35% to 40% for the Company's Senior Vice President, Business Development. The Compensation Committee's recommendations were made based on an analysis of competitive market data performed by Towers Watson. The increases are effective beginning with bonuses paid in 2017 for 2016 performance.

        Bonus payouts are tied in significant part to company-wide corporate objectives approved by the Board that are generally set late in the fourth quarter of the prior year or shortly after the beginning of the current year. Corporate objectives are generally quantitative in nature, so that their achievement can be objectively measured, and are weighted by relative importance. Following the completion of the fiscal year, the Compensation Committee assesses the Company's performance relative to the corporate goals, and applies a "corporate multiplier" based on that assessment. A corporate multiplier of 100% reflects 100% achievement of corporate objectives. The Board makes the final determination of the corporate multiplier, after receiving a recommendation from the Compensation Committee. The weighting of the achievement of corporate objectives as a portion of an executive's total bonus payout is 100% in the case of the Chief Executive Officer and 65% in the case of all other executive officers. For 2015, achievement of the Company's overall corporate objectives was considered at Compensation Committee meetings held on January 14, 2016 and February 11, 2016. Individual performance was considered, and final executive compensation determinations were made, at a Compensation Committee meeting held on February 11, 2016.

        The Board does not classify individual objectives by their relative difficulty, but believes that the Company's corporate objectives are, on the whole, ambitious but achievable. The corporate multipliers established for 2012, 2013, 2014 and 2015 were 89.5%, 115.5%, 118% and 122%, respectively.

        Corporate objectives for 2015, their relative weights, and the extent to which the Compensation Committee and determined they were achieved (which determination was approved by the full Board in February 2016), are set forth below.

	Goal	Weight	Extent Achieved
1.	Achieve net product sales target of $320.3 million	35%	120% (.42)
2.	Execute development of the business consistent with three-year strategic plan by achieving the following metrics: (a) completion of large corporate development transaction to grow and diversity revenue; (b) successful integration of the Company's Nucynta® acquisition; (c) close on financing to enable the Nucynta acquisition; and (d) update three-year strategic plan	30%	130% (.39)
3.	Demonstrate financial strength as demonstrated by achieving EPS (non-GAAP) target of $0.36 and positive cash flow targets of $70 million	15%	130% (.195)
4.	Enhance and protect future cash flow by: (a) protecting Gralise exclusivity through the successful defense of appeals; (b) protecting Zipsor through ANDA litigation; (c) successful progressing Purdue and Endo IP litigation (including IPRs); (d) product lifecycle planning and execution; and (e) secondary supply sourcing for Gralise	10%	110% (.11)
5.	Develop infrastructure and culture to support current and future growth by: (a) enhancing company culture consistent with the Company's vision, mission and values; (b) preparing succession and development plans for positions throughout the organization; (c) achieving unwanted turnover target of 15% or less; and (d) continuing to enhance functional area infrastructures to support company growth (including (i) compliance infrastructure, (ii) quality systems and (iii) HR & finance systems)	10%	105% (.105)
Corporate Multiplier			122%

        Under the Bonus Plan, the Chief Executive Officer does not have individual goals separate from the Company's corporate objectives. The weighting of individual goals as a portion of other executives' total bonus payout for 2015 was 35%. The Chief Executive Officer sets individual goals for each of the other executive officers. Individual objectives are mainly quantitative in nature, weighted by relative importance and linked with corporate goals. Following the completion of the year, the Compensation Committee, in consultation with the Chief Executive Officer, reviews the achievement of individual goals and determines the extent to which each goal was achieved, where a rating of "1" (or 100%) indicates full achievement of a given goal. An executive may earn a rating of up to "1.25" (or 125%) with respect to a particular goal if his performance in achieving the goal exceeds expectations. Based on each executive's achievement of his individual goals and the weighting of the goals, he receives an overall individual rating that is generally close to, but not necessarily equal to, the sum of each individual goal multiplied by the extent achieved.

        Each executive's total annual cash bonus is determined by applying the corporate multiplier to the portion of his bonus target tied to corporate objectives, and by applying his overall individual rating to the portion of his bonus target tied to individual goals, subject to adjustment in the discretion of the Compensation Committee.

        In consideration of the Company's exceptional performance in 2015, the Committee elected to award a special bonus for each employee (including the named executive officers) equal to 10% of the employee's bonus based on the corporate multiplier and the employee's individual rating (the "2015 Special Bonus").

        Mr. Schoeneck's 2015 bonus of $800,000 is equal to approximately 138% of his 2015 bonus target of $580,000. Mr. Schoeneck's bonus reflects the 2015 corporate multiplier, the 2015 Special Bonus and an additional amount of $21,640 awarded to Mr. Schoeneck by the Compensation Committee for his overall performance in 2015.

        The 2015 individual objectives for Mr. Moretti, the Company's Chief Financial Officer and Senior Vice President, and the extent to which the goals were achieved, were as follows:

	Goal	Weight	Extent Achieved
1.	Achieve corporate objective No. 1 (related net product sales)	35%	115%
2.	Contribute to achievement corporate objective No. 2 (related to execution and development of the Company's business consistent with the Company's three-year plan, and development of next three-year plan)	30%	115%
3.	Achieve corporate objective No. 2 (related to EPS and cash flow targets)	15%	100%
4.	Contribute to the achievement of corporate objective No. 4 (related to the achievement enhancing and protecting future cash flow)	10%	100%
5.	Contribute to the achievement of corporate objective No. 5 (related to the improvement of organization infrastructure and capabilities)	10%	100%

        On Mr. Schoeneck's recommendation, Mr. Moretti's overall achievement of his individual objectives was set at 1.1. After discussion with Mr. Schoeneck, the Compensation Committee awarded Mr. Moretti a cash bonus of $226,199, which reflects the corporate multiplier for the portion of his bonus attributable to overall corporate performance, and 110% of the portion of his bonus target attributable to individual objectives and the 2015 Special Bonus.

        The 2015 individual objectives for Mr. Gosling, the Company's Senior Vice President and General Counsel, and the extent to which the goals were achieved, were as follows:

	Goal	Weight	Extent Achieved
1.	Contribute to achievement of 2015 Corporate Objective No. 3 (related to execution and development of the Company's business consistent with the Company's three-year plan, and development of next three-year plan)	40%	115%
2.	Achieve elements of 2015 Corporate Objective No. 4 (related to enhancement and protection of future cash flow) related to intellectual property and business development matters.	25%	125%
3.	Effective prosecution of Nucynta ANDA litigation	15%	115%
4.	Contribute to achievement of 2015 Corporate Objective No. 5 (related to the development of infrastructure and culture to support the Company's current and anticipated future growth, including compliance infrastructure and effectiveness)	20%	100%

On Mr. Schoeneck's recommendation, Mr. Gosling's overall achievement of his individual objectives was set at 1.18. After discussion with Mr. Schoeneck, the Compensation Committee awarded Mr. Gosling a cash bonus of $268,637, which reflects the 122% corporate multiplier for the portion of his bonus attributable to overall corporate performance, 118% of the portion of his bonus target attributable to individual objectives and the 2015 Special Bonus.

        The 2015 individual objectives for Mr. Shively, the Company's Chief Commercial Officer and Senior Vice President, and the extent to which the goals were achieved, were as follows:

	Goal	Weight	Extent Achieved
1.	Achieve corporate objective No. 1 (related net product sales)	35%	125%
2.	Successfully integrate and relaunch the Nucynta franchise	30%	125%
3.	Contribute to achievement corporate objective No. 2 (related to execution and development of the Company's business consistent with the Company's three-year plan, and development of next three-year plan)	15%	115%
4.	Achieve corporate objective No. 2 (related to EPS and cash flow targets)	10%	100%
5.	Contribute to the achievement of corporate objective No. 5 (related to the improvement of organization infrastructure and capabilities)	10%	115%

On Mr. Schoeneck's recommendation, Mr. Shively's overall achievement of his individual objectives was set at 1.20. After discussion with Mr. Schoeneck, the Compensation Committee awarded Mr. Shively a cash bonus of $228,879, which reflected the corporate multiplier for the portion of his bonus attributable to overall corporate performance, 120% of the portion of his bonus target attributable to individual objectives and the 2015 Special Bonus.

        The 2015 individual objectives for Mr. Vargas, the Company's Senior Vice President, Business Development, and the extent to which the goals were achieved, were as follows:

	Goal	Weight	Extent Achieved
1.	Execute successful close of Nucynta deal, and support transition before and after closing	30%	125%
2.	Work with strategy team to establish new three-year strategic plan	30%	100%
3.	Source new business and corporate development transactions consistent with strategic plan	20%	115%
4.	Contribute to the achievement of corporate objective No. 4 (related to the achievement enhancing and protecting future cash flow)	10%	115%
5.	Contribute to the achievement of corporate objective No. 5 (related to the improvement of organization infrastructure and capabilities)	10%	100%

On Mr. Schoeneck's recommendation, Mr. Vargas's overall achievement of his individual objectives was set at 1.12. After discussion with Mr. Schoeneck, the Compensation Committee awarded Mr. Vargas a cash bonus of $159,002, which reflected the corporate multiplier for the portion of his bonus attributable to overall corporate performance, 112% of the portion of his bonus target attributable to individual objectives and the 2015 Special Bonus.

  Stock-Based Awards

        The Compensation Committee grants stock options and restricted stock units ("RSUs") to executive officers to motivate them to drive the achievement of corporate objectives, to aid in their retention, and to align their interests with those of the Company's shareholders by providing executives with an equity stake. Stock options granted to executive officers have an exercise price equal to 100% of the fair market value of the Company's common stock (the closing sales price on Nasdaq) on the date of grant, so they have value only to the extent that the market price of the Company's common stock increases after the date of grant. Typically, stock options vest and become exercisable over four years. One-quarter of the shares subject to the option vest after one year in the case of initial option grants. Options generally vest monthly in the case of annual "refresher" grants. The RSUs granted by the Company vest in four equal installments over approximately four years. For equity incentive awards made in February 2016, in consultation with Towers Watson, the Committee set target award levels at its January 2016 meeting for the Chief Executive Officer, Senior Vice Presidents, and for other Company Vice Presidents who report to the Chief Executive Officer. The target award levels were based on the Company's trailing 90-day average stock price as of December 31, 2015, consistent with the methodology employed by the Committee in past years.

        Stock options typically are granted to executive officers when they join the Company, and then in connection with significant changes in responsibilities. In considering initial option grants for executives, the committee takes into account the total compensation package offered to the executive, equity grants to comparable executives at similarly situated companies, and the number of stock options granted to the new executive relative to the stock options held by or granted to the Company's other executives. The Company has not awarded RSUs in connection with an executive's initial employment or promotion, though may elect to do so in the future.

        The Compensation Committee also considers and typically awards annual "refresher" grants for executive officers based on the same factors it considers in making initial option grants, as well as the executive's performance, the Company's performance relative to corporate objectives, and recent growth or decline in shareholder value. Refresher grants are generally made in the first quarter of the fiscal year. The date of the meeting of the Compensation Committee at which the annual refresher grants are made is set in advance, and is not coordinated with the release of information concerning the Company's business. In February 2016, in connection with its determinations regarding executive compensation, the committee made refresher grants to Mr. Schoeneck (361,000 options and 147,000 RSUs), Mr. Moretti (92,500 options and 37,500 RSUs), Mr. Gosling (100,000 options and 40,000 RSUs), Mr. Shively (105,000 options and 45,000 RSUs), and Mr. Vargas (60,000 options and 25,000 RSUs).

  Chief Executive Officer Compensation

        In setting Mr. Schoeneck's base salary for 2016, the Compensation Committee reviewed Mr. Schoeneck's performance as well as an analysis by Towers Watson of compensation paid to other CEOs of publicly-traded pharmaceutical companies identified above under "Review of Competitive Market". The Compensation Committee determined that a total compensation package slightly above the median of the peer group was appropriate for Mr. Schoeneck. The Committee took into consideration the Company's performance since Mr. Schoeneck became CEO in April 2011, which included the Company's successful corporate development efforts, financial results and growth, and the continued enhancement of the Company's management team, improvement of Company culture and implementation of the Company's strategic plan. The Compensation Committee set Mr. Schoeneck's base salary at $800,000 per year, granted him options to purchase 361,000 shares, awarded him 147,000 RSUs and an $800,000 cash bonus. Each of the various elements of Mr. Schoeneck's compensation package is at or near the median for the Company's peer group.

        In the event Mr. Schoeneck's employment is terminated by the Company without cause or by him for good reason (under circumstances that do not trigger severance benefits under Mr. Schoeneck's Management Continuity Agreement with the Company described below in the section entitled "EXECUTIVE COMPENSATION—Potential Payments upon Termination or Change in Control").

  Severance Agreements

        In March 2016, the Company adopted the amended management continuity agreements described below in the section entitled "EXECUTIVE COMPENSATION—Potential Payments upon Termination or Change in Control". The Company adopted the agreements in order to support its objectives of an overall executive compensation package that is competitive with the Company's peers, and the retention of qualified executives.

  Compensation Policies and Practices as They Relate to the Company's Risk Management

        The Company believes that its compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company. The Board believes its approach to setting corporate goals and individual objectives, bonus payouts at varying levels of performance, and thorough evaluation of performance results assist in mitigating excessive risk-taking that could harm the Company's value or reward poor judgment by executives. The Board believes the allocation of compensation among base salary and short and long-term cash and equity-linked compensation discourages excessive risk-taking. The Board believes applying Company-wide metrics encourages decision-making that is in the best long-term interests of the Company and its shareholders as a whole. Also, the multi-year vesting of equity awards discourages excessive short-term risk taking.

  Other Benefits

        Executive officers are eligible to participate in all of the Company's employee benefit plans, such as medical, dental, group life, disability, and accidental death and dismemberment insurance and 401(k) plan, in each case on substantially the same basis as other employees, subject to applicable law. The Company also provides vacation and other paid holidays to all employees, including executive officers, all of which the Company believes to be comparable to those provided at peer companies.

  Tax and Accounting Considerations

        Deductibility of Executive Compensation.    In making compensation decisions affecting the executive officers, the Compensation Committee considers the Company's ability to deduct under applicable federal corporate income tax law compensation payments made to executives. Specifically, the committee considers the requirements and impact of Section 162(m) of the Internal Revenue Code, as amended, which generally disallows a tax deduction for annual compensation in excess of $1 million paid to our named executive officers. Certain compensation that qualifies under applicable tax regulations as "performance-based" compensation is specifically exempted from this deduction rule. The Compensation Committee cannot assure that the Company will be able to fully deduct all amounts of compensation paid to persons who are named executive officers in the future. Further, because the Compensation Committee believes it is important to preserve flexibility in designing its compensation programs, it has not adopted a policy that all compensation must qualify as deductible under Section 162(m).

  Compensation Committee Report

        The Compensation Committee has reviewed this compensation discussion and analysis, discussed it with management and recommended that it be included in this Proxy Statement.

COMPENSATION COMMITTEE
Karen A. Dawes, Chair Samuel R. Saks, M.D. David B. Zenoff, D.B.A.

        Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report shall not be deemed to be incorporated by reference into any such filings.

Summary Compensation Table

        The following table sets forth information concerning compensation earned for services rendered to the Company by each of our named executive officers as determined in accordance with applicable SEC rules (the "named executive officers").

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)(4)		Total ($)
James A. Schoeneck	2015	708,333	—	2,430,180	2,374,601	800,000	16,808		6,329,922
President and Chief	2014	620,058	—	1,548,180	1,360,894	525,000	14,320		4,068,452
Executive Officer	2013	590,625	—	710,850	674,181	425,000	14,074		2,414,730
August J. Moretti	2015	386,036	—	489,570	378,560	226,199	10,174		1,490,538
Chief Financial Officer	2014	374,792	—	348,975	306,778	163,265	9,094		1,202,904
and Senior Vice President	2013	363,875	—	192,945	184,024	145,350	9,244		895,438
Matthew M. Gosling	2015	441,577	—	718,500	585,047	268,637	8,686		2,022,446
Senior Vice President	2014	396,596	—	444,150	392,122	188,407	7,586		1,428,861
and General Counsel	2013	380,047	—	206,485	196,063	156,636	7,894		947,125
Thadd M. Vargas	2015	348,995	—	463,155	344,145	159,002	8,136		1,323,433
Senior Vice President,	2014	316,705	—	418,770	369,056	137,089	7,094		1,248,714
Business Development	2013	327,751	—	192,945	184,024	137,037	7,342		849,099
R. Scott Shively	2015	380,157	—	410,325	223,694	228,879	54,233	(5)	1,297,287
Senior Vice President,	2014	123,580	25,000	—	938,550	57,556	799		1,145,485
Chief Commercial Officer

(1)
The amounts shown represent the grant date fair value of stock options and stock awards granted in the year calculated in accordance with Accounting Standards Codification Topic 718. For more information, including a discussion of valuation assumptions, see Note 11 "Stock-Based Compensation" in the Notes to Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on February 26, 2016.

(2)
Represents actual bonus amounts earned in 2015.

(3)
Amounts represent 401(k) match, long term care and life insurance premiums paid by the Company on behalf of the named executive officers.

(4)
The Company provides the named executive officers with health, medical and other non-cash benefits generally available to all salaried employees, which are not included in these columns pursuant to SEC rules.

(5)
Includes $88,969 in relocation assistance provided to Mr. Shively.

Grants of Plan-Based Awards

        The following table sets forth information regarding grants of stock and option awards made to the named executive officers during fiscal year 2015 and potential fiscal year 2015 target payouts under the Company's Annual Bonus Plan.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards-Target ($)(1)	All other Stock Awards: Number of Units (#)	All other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
James A. Schoeneck	—	580,000	—	—	—	—
	2/4/2015		138,000		—	2,430,180
	2/4/2015			345,000	17.61	2,374,601
August J. Moretti	—	174,564	—	—	—	—
	2/4/2015		22,000		—	387,420
	5/12/2015		5,000		—	102,150
	2/4/2015			55,000	17.61	378,560
Matthew M. Gosling	—	202,500	—	—	—	—
	2/4/2015		35,000			616,350
	5/12/2015		5,000			102,150
	2/4/2015			85,000	17.61	585,047
R. Scott Shively		171,535	—	—	—	—
	2/4/2015		17,500		—	308,175
	5/12/2015		5,000		—	102,150
	2/4/2015			32,500	17.61	223,694
Thadd M. Vargas	—	122,705	—	—	—	—
	2/4/2015		20,500		—	361,005
	5/12/2015		5,000		—	102,150
	2/4/2015			50,000	17.61	344,145

(1)
This column sets forth the target bonus amount for each named executive officer for the year ended December 31, 2015—under the Company's Annual Bonus Plan based on achievement of 100% target amount. There are no thresholds or maximum bonus amounts for each individual officer established under the Company's Annual Bonus Plan. Actual amounts paid in March 2016 based on the Compensation Committee's review of corporate performance and individual achievements under the Company's Annual Bonus Plan for fiscal year 2015 have been reported above under "Summary Compensation Table".

(2)
Represents the grant date fair value of stock options and stock awards granted in 2015 to the named executive officers.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information regarding outstanding equity awards held by the named executive officers as of December 31, 2015.

	Option Awards						Restricted Stock Units
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Expiration Date	Grant Date(8)	Number of Restricted Stock Units That have Not Vested (#)	Market Value of Restricted Stock Units That have Not Vested ($)(9)
James A. Schoeneck	12/10/2007	(1)	25,000	—	3.38	12/10/2017	—	—	—
	4/18/2011	(3)	448,173	—	8.36	4/18/2021	—	—	—
	1/12/2012	(1)	4,210	2,312	6.11	1/12/2022	—	—	—
	2/7/2013	(1)	108,833	57,167	6.77	2/7/2023	02/07/2013	26,250	475,913
	2/18/2014	(1)	135,208	159,792	12.69	2/18/2024	02/18/2014	61,000	1,105,930
	2/4/2015	(4)	71,875	273,125	17.61	2/4/2025	02/04/2015	103,500	1,876,455
August J. Moretti	1/3/2012	(2)	188,333	4,167	5.35	1/3/2022	—	—	—
	2/7/2013	(1)	37,896	15,604	6.77	2/7/2023	2/7/2013	7,125	129,176
	2/18/2014	(1)	30,479	36,021	12.69	2/18/2024	2/18/2014	13,750	249,288
	2/4/2015	(4)	11,458	43,542	17.61	2/4/2025	2/4/2015	16,500	299,145
	5/12/2015	(4)	—	—	—	5/12/2025	5/12/2015	5,000	90,650
Matthew M. Gosling	1/14/2011	(1)	37,500	—	7.12	1/14/2021	—	—	—
	5/26/2011	(1)	25,000	—	8.55	5/26/2021	—	—	—
	9/1/2011	(1)	45,000	—	6.08	9/1/2021	—	—	—
	1/12/2012	(1)	44,063	937	6.11	1/12/2022		—	—
	2/7/2013	(1)	40,375	16,625	6.77	2/7/2023	2/7/2013	7,625	138,241
	2/18/2014	(1)	38,958	46,042	12.69	2/18/2024	2/18/2014	17,500	317,275
	2/4/2015	(4)	17,708	67,292	17.61	2/4/2025	2/4/2015	26,250	475,913
	5/12/2015	(4)	—	—	—	5/12/2025	5/12/2015	5,000	90,650
Thadd M. Vargas	1/14/2011	(1)	37,500	—	7.12	1/14/2021	—	—	—
	9/1/2011	(1)	45,000	—	6.08	9/1/2021	—	—	—
	1/12/2012	(1)	42,104	896	6.11	1/12/2022	—	—	—
	2/7/2013	(1)	37,896	15,604	6.77	2/7/2023	2/7/2013	7,125	129,176
	2/18/2014	(1)	36,667	43,333	12.69	2/18/2024	2/18/2014	16,500	299,145
	2/4/2015	(4)	10,417	39,583	17.61	2/4/2025	2/4/2015	15,375	278,749
	5/12/2015	(4)	—	—	—	5/12/2025	5/12/2015	5,000	90,650
R. Scott Shively	9/2/2014	(5)	46,875	103,125	15.31	9/2/2024	—	—	—
	2/4/2015	(6)	6,771	25,729	17.61	2/4/2025	2/4/2015	13,125	237,956
	5/12/2015	(7)	—	—	—	5/12/2025	5/12/2015	5,000	90,650

(1)
The options were granted pursuant to the 2004 Equity Incentive Plan (the "2004 Plan") and vest on a monthly basis in equal increments during the 48-month period from the grant date.

(2)
The options were granted pursuant to the 2004 Plan and vest over four years, with the first 25% vesting one year from the grant date, and the remainder vesting on a monthly basis in equal increments during the 36-month period following the initial vesting date.

(3)
The options were granted pursuant to the 2004 Plan and vest over four years, with the first 12.5% vesting six months from the grant date, and the remainder vesting on a monthly basis in equal increments during the 42-month period following the initial vesting date.

(4)
The options were granted pursuant to the 2014 Plan and vest on a monthly basis in equal increments during the 48-month period from the grant date.

(5)
The options were granted pursuant to the 2014 Plan and vest over four years, with the first 25% vesting one year from the grant date, and the remainder vesting on a monthly basis in equal increments during the 36-month period following the initial vesting date.

(6)
The options were granted pursuant to the 2014 Plan with the first 1/8th of these stock options vesting on September 2, 2015 and the remainder vesting on a monthly basis in equal increments during the 42-month period following the initial vesting date.

(7)
The options were granted pursuant to the 2014 Plan and vest on a monthly basis in equal increments during the 48-month period from the grant date.

(8)
One quarter of each award of restricted stock units vests annually on December 1 of each year, provided the executive officer continues to provide services to the Company.

(9)
Amounts represent an estimate of the market value of unvested restricted stock units as of December 31, 2015, assuming a market value of $18.13 per share.

Option Exercises and Restricted Stock Awards Vested

        The following table sets forth certain information regarding option exercises and the vesting of restricted stock units held by our named executive officers during the fiscal year ended December 31, 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired On Vesting (#)	Value Realized on Vesting ($)(2)
James A. Schoeneck	115,605	1,285,624	108,425	2,060,075
August J. Moretti	5,000.00	68,900	19,500	370,500
Matthew M. Gosling	—	—	31,875	605,625
Thadd M. Vargas	73,710	1,197,082	26,750	508,250
R. Scott Shively	—	—	4,375	83,125

(1)
Represents the excess of the market value of the shares exercised on the exercise date over the aggregate exercise price of such shares.

(2)
The value shown is the number of restricted stock units times the market price of the Company's common stock on the vesting date.

Potential Payments upon Termination or Change in Control

        In February 2016, the Board approved a form of Management Continuity Agreement to be entered into with each of the Company's executive officers. The Company subsequently entered into definitive Management Continuity Agreements with each such officer, which agreements replace and supersede the Management Continuity Agreements previously entered into by the Company and its executive officers.

        The Management Continuity Agreements provide, among other things, that in the event an executive officer is subject to an involuntary termination within 90 days prior to or 24 months following a change of control, the executive officer is entitled to receive: (i) 100% acceleration of such officer's unvested Company equity awards; (ii) a lump sum severance payment equal to two times (if the officer is the chief executive officer) or one time (if the officer is not the chief executive officer) the base salary which the officer was receiving immediately prior to the change of control; (iii) a lump sum payment equal to two times (if such officer is the chief executive officer) or equal to (if the officer is not the chief executive officer) such officer's annual bonus target for the Company's fiscal year in which the termination occurs (iv) continuation of payment by the Company of the full cost of the health insurance benefits provided to such officers immediately prior to the change of control through the earlier of the end of the 24 month period (if the officer is the chief executive officer) or 12 month period (if the officer is not the chief executive officer) following the involuntary termination or until such officer is no longer eligible for such benefits under applicable law; and (iv) up to three months of outplacement services not to exceed $5,000 per month.

        In addition, the Management Continuity Agreements provide, among other things, that in the event the executive officer is subject to an involuntary termination (other than in connection with a change of control as described above), the executive officer will receive: (i) acceleration of 12 months' of such officer's unvested Company equity awards if the officer is the chief executive officer; and (ii) severance payments for a period of 18 months (if the officer is the chief executive officer) or 12 months (if the officer is a senior vice president), equal to the base salary which the officer was receiving immediately prior to the change of control; (iii) continuation of payment by the Company of the full cost of the health insurance benefits provided to such officers immediately prior to the involuntary termination through the earlier of the end of the severance period or until such officer is no longer eligible for such benefits under applicable law; and (v) up to three months of outplacement services not to exceed $5,000 per month.

        The executive officer is not entitled to receive a "gross up" payment to account for any excise tax that might be payable pursuant to Section 4999 of the Internal Revenue Code. Instead, the executive officer shall receive the greater of (i) the full severance benefits less any taxes, including excise taxes or (ii) the amount of severance benefits that would result in no excise tax having to be paid. These benefits are contingent upon the executive officer's release of any claims against the Company.

        The following table sets forth potential payments to the Company's named executive officers employed as of December 31, 2015 under the Management Continuity Agreement that would have been made had an involuntary termination occurred within 90 days prior to or 24 months following a change of control as of December 31, 2015.

Potential Payments—Involuntary Termination Following a Change of Control

Name	Bonus Payments ($)		Severance Payments ($)		Health Insurance Benefits ($)		Option and Stock Award Vesting Acceleration ($)(1)
James A. Schoeneck	1,160,000	(2)	1,450,000	(3)	39,480	(4)	5,146,798
August J. Moretti	174,564	(5)	387,919	(6)	20,364	(7)	1,217,371
Matthew M. Gosling	202,500	(5)	450,000	(6)	29,151	(7)	1,507,662
Thadd Vargas	122,705	(5)	350,587	(6)	21,231	(7)	1,242,066
R. Scott Shively	171,535	(5)	381,188	(6)	29,474	(7)	341,985

(1)
Accelerated equity value as if the involuntary termination occurred on December 31, 2015.

(2)
The amount reported equals two times such officer's annual bonus target for the Company's fiscal year in which the termination occurs. The target bonus for James A. Schoeneck for the year ended December 31, 2015 was 80% of his base salary, but has increased to 100% of his base salary for the year ending December 31, 2016.

(3)
The amount reported equals two times such officer's base salary.

(4)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 24 months.

(5)
The amount reported equals such officer's annual bonus target for the Company's fiscal year in which the termination occurs.

(6)
The amount reported equals such officer's annual base salary.

(7)
The amount reported represents health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months.

        The following table sets forth potential payments to the Company's named executive officers employed as of December 31, 2015 under the Management Continuity Agreement that would have been made if an involuntary termination (other than in connection with a change of control) occurred as of December 31, 2015.

Potential Payments—Involuntary Termination

Name	Severance Payments ($)		Health Insurance Benefits ($)		Option and stock vesting acceleration ($)(1)
James A. Schoeneck	1,087,500	(2)	31,879	(3)	1,682,074
August J. Moretti	387,919	(4)	20,364	(5)	—
Matthew M. Gosling	450,000	(4)	29,151	(5)	—
Thadd Vargas	350,587	(4)	21,231	(5)	—
R. Scott Shively	381,188	(4)	29,474	(5)	—

(1)
Accelerated equity value as if the involuntary termination occurred on December 31, 2015.

(2)
The amount reported represents total severance payments over 18 months.

(3)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 18 months.

(4)
The amount reported represents total severance payments over 12 months.

(5)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months.

Director Compensation

        In accordance with the terms of the Non-Employee Director Compensation and Grant Policy (the "Director Compensation Policy") approved by the Board in May 2014, each non-employee director receives an annual cash retainer fee of $55,000. Any non-employee chairman of the Board receives an additional $30,000 annual retainer. The retainers described below are also paid to non-employee directors for Board committee service.

        The chairman of the Audit Committee receives an additional $20,000 annual retainer, and each other member of the Audit Committee receives an additional $12,500 annual retainer.

        The chairman of the Compensation Committee receives an additional $15,000 annual retainer, and each other member of the Compensation Committee receives an additional $10,000 annual retainer.

        The chairman of the Nominating and Corporate Governance Committee receives an additional $10,000 annual retainer fee, and each other member of the Nominating and Corporate Governance Committee receives an additional $5,000 annual retainer.

        Any non-employee director who oversees the annual review of the performance of senior management and the Board receives an additional $10,000 annual retainer.

        In addition to the cash compensation described above, in accordance with the Director Compensation Policy, each non-employee director receives, on the date of each Annual Meeting of Shareholders held in 2015 and thereafter (i) an option having a value equal to $60,000 (calculated using the Black-Scholes Valuation method based on assumptions consistent with the methodology used in the Company's financial statements and with an exercise price equal to the Fair Market Value (as defined in the 2014 Plan) of the Company's common stock as of the date of grant) that vests in 12 equal monthly installments and (ii) an award of restricted stock units having a value of $60,000 based on the Fair Market Value (as defined in the 2014 Plan) of the Company's common stock as of the date of grant that vest on the first anniversary of date on which such award of restricted stock units were made.

        The following table summarizes non-employee director compensation during fiscal year 2015. Mr. Schoeneck does not receive equity or cash compensation for his Board duties. All cash and equity compensation paid to, or earned by, Mr. Schoeneck in fiscal year 2015 in his capacity as the Company's President and Chief Executive Officer is reflected in the executive compensation tables set forth above.

Name	Fees Earned or Paid in Cash ($)	Option and Restricted Stock Unit Awards ($)(1)(2)	Total ($)
Vicente Anido, Jr., Ph.D	67,500	119,979	187,479
Karen A. Dawes	82,500	119,979	208,479
Louis J. Lavigne, Jr	75,000	119,979	194,979
Samuel R. Saks, M.D.	70,000	119,979	189,979
Peter D. Staple	90,000	119,979	209,979
David B. Zenoff, D.B.A	75,000	119,979	194,992

(1)
The amounts shown represent the grant date fair value of stock options and restricted stock awards granted in fiscal year 2015 calculated in accordance with Accounting Standards Codification Topic 718. For more information, including a discussion of valuation assumptions, see Note 11 "Stock-Based Compensation" in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on February 26, 2016.

(2)
The aggregate number of shares subject to outstanding stock options held by each director serving on the Board as of December 31, 2015 was as follows: 80,465 shares for Mr. Anido; 150,645 shares for Ms. Dawes; 60,645 shares for Mr. Lavigne; 80,645 shares for Dr. Saks; 140,645 shares for Mr. Staple; and 165, 645 shares for Dr. Zenoff.

The aggregate number of shares subject to outstanding restricted stock awards held by each director serving on the Board as of December 31, 2015 was 3,863 shares.

 REPORT OF THE AUDIT COMMITTEE

        Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

        Management has primary responsibility for the system of internal controls and the financial reporting process. The registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

        In this context and in connection with the audited financial statements contained in the Company's Annual Report on Form 10-K, the Audit Committee:

  •
  reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2015 with the Company's management and the registered public accounting firm;

  •
  discussed with Ernst & Young LLP, the Company's registered public accounting firm, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board;

  •
  received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and discussed with the auditors their independence:

  •
  based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC; and

  •
  instructed the registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
Louis J. Lavigne, Jr. Vicente Anido, Jr., Ph.D. Karen A. Dawes

Relationship with Independent Registered Public Accounting Firm

        General.    Ernst & Young LLP has been the Company's independent registered public accounting firm since the Company's inception. In accordance with standing policy and independence rules, Ernst & Young LLP periodically changes the personnel who work on the audit.

        Audit Fees.    Aggregate fees for audit services provided by Ernst & Young LLP totaled approximately $1,340,000 for 2015 and approximately $819,800 for 2014, including fees associated with the annual audit of the Company's consolidated financial statements, effectiveness of internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports.

        Audit-Related Fees.    Aggregate fees for audit-related services provided by Ernst & Young LLP totaled approximately $285,000 for 2015 and related to audit services provided in connection with the Nucynta acquisition. Aggregate fees for audit-related services were $253,715 for 2014 which included assistance with and review of the Company's convertible notes offering, which closed on September 9, 2014, the amendment of certain of the Company's agreements related to the Company's October 2013 transaction with PDL BioPharma, Inc. recorded during the fourth quarter of 2014, the Company's Registration Statements on Form S-3 filed with the SEC on July 15, 2014 and Form S-8 filed with the SEC on May 23, 2014 and related matters.

        Tax Fees.    Tax fees for tax services provided by Ernst & Young LLP were $30,000 and $0 for 2015 and 2014, respectively.

        All Other Fees.    There were no other services provided by Ernst & Young LLP for 2015 and 2014 other than those reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee pre-approved all of the audit and tax fees described above under "Relationship with Independent Registered Public Accounting Firm".

        The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Equity Compensation Plan Information

        The following table sets forth certain information regarding securities authorized for issuance under the Company's equity incentive plans during the fiscal year ended December 31, 2015. The

Company's equity compensation plans as of December 31, 2015 include the 2004 Plan, the 2014 Plan and the Company's 2004 Employee Stock Purchase Plan (the "ESPP Plan").

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	7,901,252	(1)	$11.73	3,131,649	(2)
Equity compensation plans not approved by security holders	—		—	—

	7,901,252		$11.73	3,131,649

(1)
The number of securities in column (a) includes 7,221,023 options with a weighted-average remaining life of 7.3 years and 680,229 shares of restricted stock units.

(2)
The number of securities in column (c) includes (i) 2,759,767 shares available for issuance under the 2014 Plan and (ii) 371,882 shares available for issuance under the ESPP Plan. There are no shares available for issuance pursuant to new awards under the 2004 Plan.

 PROPOSAL 1

ELECTION OF DIRECTORS

        At the Annual Meeting, shareholders will vote on the election of six directors to serve until the 2017 Annual Meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. The Board has unanimously nominated Peter D. Staple, Karen A. Dawes, Louis J. Lavigne, Jr., Samuel R. Saks, M.D., James A. Schoeneck and David B. Zenoff, D.B.A. for election to the Board. The nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board. The proxies being solicited will be voted for no more than six nominees at the Annual Meeting. The directors will be elected by a majority of the shares present, in person or by proxy, at the Annual Meeting, and entitled to vote in the election of directors at the Annual Meeting assuming a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum). Shareholders do not have cumulative voting rights in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES
FOR DIRECTOR.

PROPOSAL 2

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER
THE AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN

        The Company's Amended and Restated 2014 Omnibus Incentive Plan (the "2014 Plan") provides for the issuance of long-term incentive compensation, including equity-based awards, to our eligible employees, consultants and non-employee directors. As of March 10, 2016, 437,273 shares remained available for issuance under the 2014 Plan. We are seeking shareholder approval of a proposal to increase the number of shares available for issuance under the 2014 Plan by 2,400,000 shares. This increase of 2,400,000 shares represents approximately 3.9% of the Company's outstanding shares of common stock as of March 10, 2016.

        The following table sets forth certain information about the 2014 Plan and 2004 Plan:

Number of new shares being authorized	2,400,000
Number of shares available for future awards at March 10, 2016	437,273
Number of shares relating to outstanding stock options at March 10, 2016	8,635,444
Number of shares outstanding at March 10, 2016 relating to awards of restricted stock units	1,178,649
Maximum option term	10 years
Minimum option exercise price (relative to the market value on date of grant)	100%
Weighted average remaining term of outstanding options	7.67 years
Weighted average exercise price of outstanding options as of March 10, 2016	$12.29
Total number of shares available for future awards if this proposal is approved	2,837,273

        The foregoing table does not reflect the 371,882 shares available for issuance under the ESPP Plan as of March 10, 2016. The potential dilution from the 2,400,000 share increase requested to be approved by shareholders is approximately 3.9% as of March 10, 2016, assuming all 2,400,000 shares are issued in accordance with the 2014 Plan. The Compensation Committee has considered this potential dilution level in the context of competitive data from its peer group, and believes that the resulting dilution levels would be within normal competitive ranges.

        In addition to overall dilution, the Compensation Committee considered annual dilution from the Company's equity incentive plans in approving the share increase under the 2014 Plan. The Company measures annual dilution as the total number of shares subject to equity awards granted during the year less cancellations and other shares returned to the reserve, divided by total common shares outstanding at the end of the year. The Company's dilution under the 2014 Plan for fiscal 2015 was 2.9%.

        The Company manages its long-term dilution goal by limiting the number of shares subject to equity awards that it grants annually, commonly referred to as burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation plans, and is defined as the number of shares granted under the Company's equity incentive plans divided by the weighted average number of common shares outstanding at the end of the year. The Company has calculated the burn rate under its equity Incentive Plans for the past three years, as set forth in the following table:

	Options Granted	Full-Value Shares Granted	Total Granted = Options+Adjusted Full-Value Shares	Weighted Average Number of Common Shares Outstanding	Burn Rate
Fiscal 2015	1,990,025	522,216	2,512,241	60,116,530	4.18%
Fiscal 2014	2,359,057	461,760	2,820,817	58,292,633	4.84%
Fiscal 2013	1,769,363	394,587	2,163,950	56,736,009	3.81%

        The three-year average burn rate is 4.3%.

        An additional metric that the Company uses to measure the cumulative impact of its equity program is overhang (the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted, divided by the sum of the total number of shares of Company common stock outstanding, plus the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted). If the share increase under the 2014 Plan is approved, the Company's overhang would increase from approximately 14.4% to approximately 17.2% as of March 10, 2016, and would decline as awards are exercised and/or become vested.

        When considering the number of additional shares to add to 2014 Plan, the Compensation Committee also reviewed, among other things, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2014 Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 2,400,000 shares to be added to the 2014 Plan is expected to satisfy the Company's equity compensation needs for at least one year of similar levels of awards. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the 2014 Plan while minimizing stockholder dilution.

Promotion of Good Corporate Governance Practices

        We have designed the 2014 Plan to include a number of provisions that we believe promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, employees and consultants and stockholders' interests. These provisions include, but are not limited to, the following:

  •
  No Discounted Options or Stock Appreciation Rights ("SARs"). Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

  •
  No Repricing without Shareholder Approval. At any time when the exercise price of a stock option or SAR is above the market value of the Company's common stock, the Company cannot, without stockholder approval, "reprice" those awards by reducing the exercise price of such stock option or SAR or exchanging such stock option or SAR for cash, other awards or a new stock option or SAR at a reduced exercise price.

  •
  No Liberal Share Recycling. Shares of common stock that are tendered by a participant or withheld to pay the exercise price or withholding taxes in connection with the exercise or settlement of an outstanding stock option or SAR and shares purchased by us in the open market using the proceeds of option or SAR exercises do not become available for issuance as future awards under the 2014 Plan.

  •
  No "single-trigger" equity vesting upon a "change in control," except for non-employee directors or in the event that a successor refuses to assume outstanding awards or issue substitute awards in connection with the change in control transaction.

  •
  No Dividends on Unearned Performance Awards. The 2014 Plan prohibits the current payment of dividends or dividend equivalent rights on unearned performance awards.

  •
  Fungible Share Design. Shares issued in connection with restricted stock, restricted stock units ("RSUs") or performance units count against the aggregate share reserve authorized under the 2014 Plan as 1.55 shares for every one share granted pursuant to such awards, which is a higher rate than shares issued upon exercise of stock options and SARs, which count against the aggregate share reserve authorized under the 2014 Plan as one share of common stock.

  •
  No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

  •
  No Evergreen Provision. There is no "evergreen" feature pursuant to which the shares authorized for issuance under the 2014 Plan can be automatically replenished.

  •
  Clawback. Any award under the 2014 Plan may be subject to recovery or clawback by the Company under any clawback policy that may be adopted by the Company.

Section 162(m) of the Code

        The Board believes that it is in the best interests of us and our stockholders to continue to provide for an equity incentive plan under which compensation awards made to our executive officers are eligible to qualify for deductibility by us for federal income tax purposes. Accordingly, the 2014 Plan is designed to permit the grant of awards that are intended to qualify as "performance-based compensation" not subject to the $1,000,000 deductibility cap under Section 162(m) of the Code ("Section 162(m)"), however, there can be no guarantee that amounts payable under the 2014 Plan will be treated as qualified "performance-based compensation" under Section 162(m). In general, under Section 162(m), in order for us to be able to deduct compensation in excess of $1,000,000 paid in any one year to our chief executive officer or any of our three other most highly compensated executive officers (other than our chief financial officer), such compensation must qualify as "performance-based." One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by stockholders at least once every five years. For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to the various types of awards under the 2014 Plan, each of these aspects is discussed below, and approval of this proposal will constitute approval of each of these aspects of the 2014 Plan for purposes of the approval requirements of Section 162(m).

        The following description of the 2014 Plan is a summary of its principal provisions and is qualified in its entirety by reference to the plan document, a copy of which is appended to this proxy statement as Appendix A.

Description of the 2014 Plan

        Purpose.    The 2014 Plan is designed to attract and retain employees, non-employee directors and consultants of the Company and its subsidiaries, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries by making awards that provide participants with a proprietary interest in the growth and performance of the Company and its subsidiaries.

        Administration.    The 2014 Plan is administered by the Compensation Committee of the Board. The Compensation Committee selects the participants and determines the type or types of awards and the number of shares to be optioned or granted to each participant under the 2014 Plan. The Compensation Committee has the power to amend or modify the terms of an award in any manner that is (i) not materially adverse to the award recipient, (ii) consented to by the award recipient or (iii) an adjustment resulting from certain corporate transactions.

        The Compensation Committee supervises the 2014 Plan's administration and enforcement according to its terms and provisions and has all powers necessary to accomplish these purposes, including, for example, the power to: (i) engage or authorize the engagement of third-party administrators to carry out administrative functions under the 2014 Plan; (ii) construe or interpret the 2014 Plan with full and final authority; (iii) determine questions of eligibility; (iv) make determinations related to 2014 Plan benefits; (v) delegate to the Board or any other committee of Board its authority to grant awards to certain employees; and (vi) from time to time, adopt rules and regulations in order to carry out the terms of the 2014 Plan. Members of the Board, the Compensation Committee and other officers who assume duties under the 2014 Plan will not be held liable for their actions in connection with administration of the 2014 Plan except for willful misconduct or as expressly provided by law.

        The Board may terminate or amend the 2014 Plan at any time with respect to any shares of common stock for which a grant has not yet been made. The Board also has the right to alter or amend the 2014 Plan or any part of the plan from time to time, including increasing the number of shares of common stock that may be granted, subject to shareholder approval as required by the exchange upon which the Company's common stock is listed at that time or other legal requirements. However, no change in any outstanding grant may be made that would materially reduce the benefits of the participant without the consent of the participant. Repricing of options and SARs is prohibited under the 2014 Plan without the approval of the Company's shareholders; options and SARs may not be cancelled in exchange for cash or other awards. In the event of corporate recapitalizations, subdivisions, consolidations, or other corporate events, the Compensation Committee has the authority to adjust outstanding awards as well as the total number of shares available for grant under the plan in accordance with the terms of the 2014 Plan. No awards may be granted under the 2014 Plan on or after the date that is the 10 year anniversary of the effective date of the plan.

        Eligibility and Types of Awards.    All of the Company's employees, consultants and non-employee directors, and employees and consultants of its subsidiaries, are eligible to receive awards under the 2014 Plan. As of March 10, 2016, approximately 478 individuals were eligible to participate in the 2014 Plan, including our executive officers and non-employee directors. Awards under the 2014 Plan may consist of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, cash awards, and other stock-based awards, any of which may be structured as a performance award subject to the achievement of specified performance goals. Only employees of the Company or its subsidiaries may receive grants of incentive stock options.

        Available Shares.    Taking into account the proposed share increase under the 2014 Plan, the aggregate number of shares of common stock that may be granted under the 2014 Plan or with respect to which awards may be granted, subject to adjustment for changes in our capitalization, may not exceed 8,550,000 shares, all of which shall be available for incentive stock options and which shares may be either authorized and unissued common stock, shares of common stock held in the treasury or shares of common stock purchased on the open market or by private purchase, or any combination of the foregoing. Each award in the form of shares of common stock (other than options and SARs) granted under the 2014 Plan will be counted against the maximum share limit as 1.55 shares of common stock and each option and SAR will be counted against the maximum share limit as one share of commons stock. No further awards have been or will be granted under the Company's 2004 Equity Incentive Plan since the date of the original shareholder approval of the 2014 Plan.

        Shares subject to awards granted under the 2014 Plan that are forfeited, cancelled, terminated or expire unexercised will again become available for awards and the maximum share limit will be increased by the same amount as such shares were counted against the maximum share limit. Shares that are tendered by a participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an award other than options or SARs will become available again for awards under the 2014 Plan. Shares that are (i) tendered by a participant or withheld (1) as full or partial payment to satisfy any withholding tax liabilities related to the exercise or settlement of options or SARs, (2) as payment for the exercise price of an option or SAR or (3) in connection with the settlement of a SAR, (ii) repurchased on the open market with the proceeds of an exercise price of an option or SAR or (iii) reserved for issuance upon grant of a SAR, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise or settlement of such SAR, will not become available again for awards under the 2014 Plan.

        Shares issued under awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) will not reduce the maximum share limit and will be available for awards under the 2014 Plan subject to applicable stock exchange listing requirements.

        Individual Limits.    For purposes of compliance with Section 162(m), the following limitations apply to any awards made under the 2014 Plan: (i) no employee may be granted during any calendar year awards consisting of options or SARs that are exercisable for more than 2,000,000 shares of commons stock; (ii) no employee may be granted during any calendar year performance awards intended to satisfy Section 162(m) of the Code in the form of a stock award (other than Options or SARs) covering or relating to more than 2,000,000 shares of common stock; and (iii) no employee may be granted during any calendar year performance awards intended to satisfy Section 162(m) of the Code that are cash awards or restricted stock unit or performance unit awards that may be settled solely in cash having a value determined on the grant date in excess of $5,000,000.

        Adjustment.    In the event of certain corporate transactions or changes in the Company's capitalization, the number of shares of common stock reserved under the 2014 Plan, the number of shares of common stock covered by outstanding awards under the 2014 Plan, the exercise price or other price in respect of such awards, the individual limitations described in the preceding paragraph and the appropriate fair market value and other price determinations for such awards will each be proportionately adjusted by the Compensation Committee as appropriate to reflect such changes in the Company's capitalization.

        Awards under the 2014 Plan.    The following types of awards may be granted under the 2014 Plan:

        Stock Options.    A stock option is a right to purchase the Company's common stock at a specified price during specified time periods. The Compensation Committee may make grants under the plan to participants containing such terms as the Compensation Committee may determine. The exercise price of a stock option may not be less than the fair market value of the Company's common stock on the date of grant. Stock options granted under the 2014 Plan can be either incentive stock options (within the meaning of Section 422 of the Code), which have certain tax advantages for recipients, or non-qualified stock options. Stock options granted will become exercisable over a period determined by the Compensation Committee, provided, however, that except in connection with a change in control (as defined in the 2014 Plan) or upon death or disability, the vesting of stock options granted to employees will be no earlier than one (1) year from the date of grant. No stock option will have a term that exceeds 10 years. The availability of stock options is intended to furnish additional compensation to plan participants and to align their economic interests with those of common shareholders.

        Stock Appreciation Rights.    The 2014 Plan permits the grant of stock appreciation rights. A stock appreciation right is an award that, upon exercise, entitles participants to receive the excess of the fair market value of the Company's common stock on the exercise date over the grant price established for the stock appreciation right on the date of grant. Such excess will be paid in cash or shares of common stock. The maximum term of a stock appreciation right is 10 years. The Compensation Committee may determine to make grants of stock appreciation rights under the plan to participants containing such terms as the Compensation Committee may determine. The grant price of a stock appreciation right may not be less than the fair market value of the Company's common stock on the date of grant. In general, stock appreciation rights granted will become exercisable over a period determined by the Compensation Committee, provided, however, that except in connection with a change of control (as defined in the 2014 Plan) or upon death or disability, the vesting of stock appreciation rights granted to employees will be no earlier than one (1) year from the date of grant.

        The availability of stock appreciation rights is intended to furnish additional compensation to plan participants and to align their economic interests with those of common shareholders. Plan participants will not pay any consideration for the common stock they receive, and thus the Company will receive no remuneration for the shares.

        Restricted Stock.    A restricted stock grant is an award of common stock that vests over a period of time and that during such time is subject to forfeiture. The Compensation Committee may determine to make grants of restricted stock under the plan to participants containing such terms as the Compensation Committee may determine. The Compensation Committee determines the period over which restricted stock granted to participants will vest. The Compensation Committee, in its discretion, may base its determination upon the achievement of specified financial objectives. Dividends made on restricted stock will not be paid with respect to any unvested restricted stock award and will be subject to achievement of any performance goals that apply to the restricted stock.

        Restricted Stock Units.    A restricted stock unit is a notional share of the Company's common stock that entitles the grantee to receive a share of common stock upon the vesting of the restricted stock unit or, in the discretion of the Compensation Committee, cash equivalent to the value of a share of common stock. The Compensation Committee may determine to make grants of restricted stock units under the plan to participants containing such terms as the Compensation Committee may determine. The Compensation Committee determines the period over which restricted stock units granted to participants will vest.

        The Compensation Committee, in its discretion, may grant tandem dividend equivalent rights with respect to restricted stock units that entitle the holder to receive cash equal to any cash dividends made on common stock while the restricted stock units are outstanding. Dividend equivalents on restricted stock units will be subject to achievement of any performance goals that apply to the restricted stock units.

        Performance Awards.    A performance award is a right to receive all or part of an award granted under the 2014 Plan based upon performance criteria specified by the Compensation Committee. The Compensation Committee will determine the period over which certain specified company or individual goals or objectives must be met. The performance award may be paid in cash, shares of the Company's common stock or other awards or property, in the discretion of the Compensation Committee.

        Performance awards may be structured as "qualified performance-based compensation" under Section 162(m) of the Code, or qualified performance awards. For qualified performance awards, performance goals must be established by the Compensation Committee prior to the earlier of (i) 90 days after the commencement of the period of service to which the performance goals relate or

(ii) the lapse of 25% of the period of service. A performance goal may be based upon one or more business criteria that apply to the participant or the performance of one or more of the Company's business units or the Company as a whole, or by comparison with a peer group of companies, and must be based on one or more of the criteria set forth under the 2014 Plan, which are: (1) earnings per share; (2) net order dollars; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) net profit dollars; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization, or EBITDA; (18) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total shareholder return; (20) debt reduction; (21) net profit growth; (22) operating income; (23) internal rate of return; (24) safety; (25) net revenue dollars; (26) capital efficiency; (27) revenue growth (including revenue growth by product); (28) growth in product sales (including as measured by prescriptions for one or more pharmaceutical products); and (29) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Russell 3000 Stock Index or a group of comparable companies.

        Awards intended to be qualified performance awards may not be adjusted upward but the Compensation Committee has discretion to adjust such awards downward, either on a formula or discretionary basis or any combination thereof.

        Other Stock-Based Awards.    The 2014 Plan permits the grant of stock awards. The terms, conditions and limitations of any stock award are determined by the Compensation Committee.

        Cash Awards.    The 2014 Plan permits the grant of awards denominated in cash. The terms, conditions and limitations applicable to a cash award, including vesting or other restrictions, are determined by the Compensation Committee.

        Dividends and Dividend Equivalents.    Rights to dividends are extended to and made part of any restricted stock award and dividend equivalents may be extended to and made part of any restricted stock unit or performance unit award, subject in each case to such terms, conditions and restrictions as the Compensation Committee may establish. No dividends or dividend equivalents may be paid, however, with respect to unvested stock awards, including stock awards subject to performance goals. Dividends or dividend equivalents with respect to unvested stock awards may, in the discretion of the Compensation Committee, be accumulated and paid to the participant at the time that such stock award vests.

        Termination of Employment.    The treatment of an award under the 2014 Plan upon a termination of employment or service to the Company will be specified in the agreement controlling such award.

        Change in Control.    In the event of a change in control (as defined in the 2014 Plan), the Compensation Committee may make such adjustments to awards or other provisions for the disposition of awards as it in good faith deems equitable and is authorized, in its discretion, (1) to provide for the assumption or continuation of an award covering, or the substitution of a new award with marketable securities (as defined in the 2014 Plan) or other arrangement for an award or the assumption or substitution of the award, so long as such marketable securities have a value equal to the fair market value of the securities underlying such award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the award and if the transaction is a cash merger, provide for the termination of any portion of the award that remains unexercised at the time of such transaction, or (3) to cancel an award and to deliver to the participant cash in an amount that the Compensation Committee may determine in its sole discretion is equal to the fair market value of such award on the date of such event, which in the case of an option or SAR will be the excess (if any) of the fair market value of the common stock on the date over the exercise price of such award.

        In the absence of an affirmative determination by the Compensation Committee, each outstanding award will be assumed or substituted for marketable securities by such successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation") unless the Successor Corporation does not agree to assume or substitute the award for marketable securities, in which case the vesting of such award will accelerate to a date prior to the effective time of the change in control. The Compensation Committee does not have any obligation to treat all awards in the same manner, including awards of the same type held by similarly situated participants. In the case of non-employee directors only, any outstanding award held at the time of a change in control will automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s).

        Assignment of Interests Prohibited.    Unless otherwise determined by the Compensation Committee and provided in the applicable award agreement, no award may be assigned or otherwise transferred except by will or the laws of descent and distribution or pursuant to a domestic relations order in a form acceptable to the Compensation Committee. Any attempted assignment of an award in violation of the 2014 Plan will be null and void.

        Restrictions.    No payment or delivery of shares of common stock may be made unless the Company is satisfied that payment or delivery will comply with applicable laws and regulations. Certificates evidencing shares of common stock delivered under the 2014 Plan may be subject to stop transfer orders and other restrictions that the Compensation Committee deems advisable. The Compensation Committee may cause a legend or legends to be placed upon the certificates (if any) to make appropriate reference to these restrictions.

        Clawback.    Any award under the 2014 Plan will be subject to recovery or clawback by the Company under any clawback policy adopted by the Company.

        Tax Withholding.    The Company has the right to deduct taxes at the applicable rate from any award payment and withhold, at the time of delivery or vesting of an award, an appropriate amount of cash or number of shares of common stock for the payment of taxes. The Compensation Committee may also permit withholding to be satisfied by the transfer of shares of the Company's common stock previously owned by the holder of the award.

        Unfunded Plan.    The 2014 Plan is unfunded. Bookkeeping accounts that may be established for purposes of the 2014 Plan are used merely as a bookkeeping convenience. The Company is not required to segregate any assets for purposes of the 2014 Plan, and none of the Company, the Board or the Compensation Committee will be deemed to be a trustee of any benefit granted under the 2014 Plan. The Company's obligations under the 2014 Plan will be based solely on any contractual obligations that may be created by the 2014 Plan and the award agreements, and no such obligation will be deemed to be secured by any pledge or other encumbrance on the Company's property. None of the Company, the Board or the Compensation Committee will be required to give any security or bond for the performance of any obligation that may be created by the 2014 Plan.

Certain U.S. Federal Income Tax Consequences

        The rules concerning the federal income tax consequences with respect to awards granted and to be granted pursuant to the 2014 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences as in effect as of the date hereof with respect to such grants and does not address issues relating to the income tax circumstances of any individual participant. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

        Incentive Stock Options.    In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either of such times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option, or (ii) one year after the date of exercise, a subsequent sale of such shares of common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

        If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise or such recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

        Nonqualified Stock Options.    A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. Upon a subsequent sale of such shares of common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period of such shares of common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

        Stock Appreciation Rights.    An individual will not recognize any income upon receipt of a SAR, and the Company will not be entitled to a deduction for federal income tax purposes in the year of grant. Ordinary income will be realized by the holder at the time the SAR is exercised and cash or shares are transferred to the individual. The amount of such taxable income, in the case of a SAR, will be the difference, if any, between the grant price and the fair market value of the Company's common stock on the date of exercise.

        Restricted Stock.    Individuals receiving restricted stock will not recognize any income upon receipt of the restricted stock. Ordinary income will be realized by the holder at the time that the restrictions on transfer are removed or have expired. The amount of ordinary income will be equal to the fair market value of the shares on the date that the restrictions on transfer are removed or have expired. The Company will be entitled to a deduction at the same time and in the same amount as the ordinary income the employee is deemed to have realized. However, no later than 30 days after an employee receives the restricted stock, the employee may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a proper and timely manner, when the restrictions on the shares lapse, the employee will not recognize any additional income. If the employee forfeits the shares to the Company (e.g., upon the participant's termination prior to expiration of the restriction period), the employee may not claim a deduction with respect to the income recognized as a result of the election.

        Generally, when an employee disposes of shares acquired under the 2014 Plan, the difference between the sales price and his or her basis in such shares will be treated as long- or short-term capital gain or loss depending upon the holding period for the shares.

        Restricted Stock Units.    Employees who are granted restricted stock units do not recognize income at the time of the grant. When the award vests or is paid, participants generally recognize ordinary income in an amount equal to the fair market value of the units at such time, and the Company will receive a corresponding deduction.

        Certain Other Tax Issues.    In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation), (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, and (iii) if the exercisability or vesting of any award is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes. Officers and directors of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 may be subject to special tax rules regarding the income tax consequences concerning their awards.

        It is the intent of the Company that certain performance awards granted to persons who are designated by the Committee as likely to be covered employees within the meaning of Code Section 162(m) and regulations thereunder (generally including the chief executive officer and the three most other highly-compensated executive officers other than the chief financial officer) shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The rules and regulations promulgated under Section 162(m), however, are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the 2014 Plan will be deductible under all circumstances, or that the Committee will in all cases elect to stay within the applicable time limits under the Plan or under Section 162(m) necessary to ensure the deductability of executive compensation.

        Code Section 409A.    Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of payment, (ii) the election of deferrals and (iii) restrictions on the acceleration of payment. Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% tax on the participant of the deferred amounts included in the participant's income. The Company intends to structure awards under the 2014 Plan in a manner that is designed to be exempt from or comply with Section 409A.

New Plan Benefits

        The terms and number of options or other awards to be granted in the future under the 2014 Plan will be determined in the discretion of the Compensation Committee. Because no such determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to our executive officers or other eligible employees or non-employee directors cannot be determined at this time. Information about awards granted in fiscal year 2015 under the 2014 Plan to the Company's named executive officers can be found in the table under the heading "2015 Grants of Plan-Based Awards" on page 25 of this proxy statement.

        As of March 10, 2016, the closing price on the NASDAQ Global Market of the common stock of the Company was $15.19 per share.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
UNDER THE 2014 PLAN.

 PROPOSAL 3

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER
THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

        The Company's Amended and Restated 2004 Employee Stock Purchase Plan (the "ESPP") provides eligible employees with the opportunity to purchase our common stock at a discounted price. As of March 10, 2016, 371,882 shares remained available for issuance under the ESPP. We are seeking shareholder approval of a proposal to increase the number of shares available for issuance under the ESPP by 500,000 shares. This increase of 500,000 shares represents approximately 0.8% of the Company's outstanding shares of common stock as of March 10, 2016.

        We believe that the ESPP is in the best interest of stockholders, as it enhances broad-based employee stock ownership; enables the Company to attract, motivate and retain the best employees with a market-competitive benefit; and does so at a reasonable cost to stockholders. We are proposing an increase in the number of shares authorized and reserved for issuance under the ESPP to enable us to continue providing this benefit to new and current employees. Our Board believes that the Company's interests are best advanced by aligning stockholder and employee interests. The ESPP is intended to provide the Company's and its subsidiaries' eligible employees with an opportunity to participate in the Company's success by permitting them to acquire an ownership interest in the Company through periodic payroll deductions that will be applied towards the purchase of shares of our common stock at a discount from the market price.

        The proposed additional 500,000 shares being requested under this proposal represents potential dilution of approximately 0.8% as of March 10, 2016 (potential dilution for this purpose is determined by dividing the 500,000 additional shares by the total number of common stock outstanding as of March 10, 2016). The dilution attributable to the ESPP for fiscal 2015 was 0.27% (which was determined by dividing the number of shares issued under the ESPP during fiscal 2015 by the total number of common stock outstanding as of December 31, 2015). The Board believes that this is a reasonable amount of potential dilution and generally in line with that of our peer companies.

        We monitor our long-term dilution as a result of the ESPP by tracking the number of shares actually purchased and issued under the ESPP on an annual basis, expressed as a percentage of total shares outstanding and referred to as burn rate. Burn rate is another measure of dilution that shows how rapidly a company is depleting its shares reserved for equity compensation plans. Our ESPP burn rate for fiscal 2015 was 0.27%.

        Based upon the typical levels of participation in the ESPP over the last several years, we expect the additional 500,000 shares will be sufficient to cover purchases under the plan for at least the next 4.5 years. In approving the increase to the share pool under the ESPP, the Board determined that reserving shares sufficient for approximately 4.5 years of new purchases at historical rates is in line with the practice of our peer companies.

        The following description of the ESPP is a summary of its principal provisions and is qualified in its entirety by reference to the plan document, a copy of which is appended to this proxy statement as Appendix B. To the extent that there is a conflict between this summary and the actual terms of the ESPP, the terms of the ESPP will govern.

Description of the Employee Stock Purchase Plan

        Purpose.    The purpose of the ESPP is to provide eligible employees of the Company and its designated subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and its designated subsidiaries, and to provide an incentive for continued employment. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code.

        Amendment/Termination.    The Board may at any time amend, terminate or extend the term of the ESPP; provided, however, that (i) any such termination cannot affect options previously granted under the ESPP; (ii) no amendment may make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders if such amendment would increase the number of shares under the ESPP or change the designation of the employees (or class of employees) eligible for participation in the ESPP. The ESPP will continue until the earliest to occur of (a) a termination of the ESPP by the Board (which termination may be effected by the Board at any time) or (b) issuance of all of the shares of common stock reserved for issuance under the ESPP. The Board may make amendments to the ESPP as it determines to be advisable, including changes with respect to current offering periods or purchase periods, if the continuation of the ESPP or any offering period would result in financial accounting treatment for the ESPP that is different from the financial accounting treatment in effect on the date our Board adopted the ESPP.

        Eligibility.    Generally, individuals are eligible to participate in the ESPP if they are employed by the Company or any participating subsidiary for at least 20 hours per week for at least five months in any calendar year. However, no person may participate in the ESPP if, immediately after the grant of the stock purchase rights under the ESPP, such person will own stock possessing five percent or more of the total combined voting power or value of all classes of the capital stock of the Company or any subsidiary. Further, no employee's right to purchase common stock under the ESPP may accrue at a rate which exceeds $25,000 per year and no employee may purchase more than 3,000 shares per purchase period.

        As of March 10, 2016, approximately 478 employees were eligible to participate in the ESPP.

        Administration.    The Compensation Committee of the Board administers the ESPP and has full and exclusive authority to interpret the terms of the ESPP and determine eligibility, subject to the limitations of Section 423 of the Code. All decisions of the Compensation Committee are final and binding on all participants.

        Number of Shares of Common Stock Available under the ESPP.    Subject to adjustment as provided below, if this proposal is approved by stockholders, a maximum of 871,882 shares will be available for future issuance pursuant to the ESPP. Shares issued under the ESPP may consist, in whole or part, of authorized but unissued shares or treasury shares reacquired in private transactions or open market purchases. All shares issued under the ESPP will be counted against the maximum share limit.

        Offering Periods.    The ESPP provides for offering periods of six months commencing on December 1 and June 1 of each year (or at such time or times as may be determined by the Compensation Committee). Each offering period consists of a six month purchase period during which participants' payroll deductions accumulate. The Compensation Committee has the power to change the duration of offering periods prior to the relevant offering period.

        Enrollment and Contributions.    Eligible employees may elect to participate in the ESPP by providing a subscription agreement to the Company at such time as specified by the Compensation Committee. Subscription agreements will remain in effect for subsequent offering periods unless a participant withdraws or terminates further participation in the ESPP. An eligible employee may authorize a salary deduction of any whole percentage up to a maximum of fifteen percent (15%) of the employee's compensation (as defined in the ESPP). Subject to any limitations imposed by the administrator, eligible employees can increase, decrease or discontinue their deductions and corresponding participation in the ESPP for Offering Periods by filing new authorization forms (or in such other manner as permitted by the administrator). If a participant elects to discontinue payroll deductions but does not elect to withdraw his or her funds from the ESPP, funds deducted prior to such election to discontinue participation will be used to purchase shares on the last day of the Offering Period.

        Purchase of Shares.    On the last business day of each offering period, each participating employee's payroll deductions are used to purchase shares for the employee at a 15% discount from the lesser of the fair market value of a share of common stock on the first or last day of the period. Any excess payroll deductions not applied to the purchase of shares will be refunded to each participant; provided that any amount representing a fractional share will be carried forward and applied to the next offering period (unless requested otherwise by the participant pursuant to procedures established by the administrator). As of March 10, 2016, the fair market value of our common stock was $15.19 per share. During any single year, no employee may purchase more than $25,000 of shares under the ESPP (based on market value on the applicable enrollment date(s)) or 3,000 shares in any purchase period.

        Withdrawal; Termination of Participation.    A participant may withdraw from the ESPP by signing and delivering to the Company a written notice to that effect on a form provided for such purpose. Upon withdrawal from the ESPP, accumulated payroll deductions will be returned to the participant, without interest, and the participant's interest in the ESPP will terminate. Following a withdrawal, the participant may not resume participation in the ESPP during the same offering period but may participate in future offering periods by filing a new subscription agreement. Participation in the ESPP ends upon termination of a participant's employment for any reason, including retirement, death or the failure to remain an eligible employee of the Company or a subsidiary. In such event, the payroll deductions credited to the participant's account will be returned without interest.

        Capital Changes.    The number and type of shares of common stock covered by each option under the ESPP which has not yet been exercised and the number and type of shares of common stock which have been authorized for issuance under the ESPP, as well as the price per share of common stock covered by each unexercised option, will be proportionately adjusted by the Compensation Committee for any increase or decrease in the number of issued and outstanding shares of common stock resulting from a stock split, stock dividend, combination or reclassification of the Company's common stock or any other increase or decrease in the number of issued and outstanding shares of Company common stock effected without receipt of any consideration by the Company.

        In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a change in control (as defined in the ESPP), the Board will shorten the offering period then in progress by setting a new purchase date prior to the closing date of the change in control.

        The Compensation Committee may also, if it so determines in its sole discretion, make provision for adjusting the number of shares authorized for issuance under the ESPP, as well as the price per share of common stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding common stock, or in the event of the Company being consolidated with or merged into any other corporation.

        Non-Transferability.    Rights granted under the ESPP may not be transferred by a participant and may be exercised during a participant's lifetime only by the participant.

        New Plan Benefits.    The actual number of shares that may be purchased by any individual under the ESPP is not currently determinable because the number is determined, in part, based on future contribution elections of individual participants and the purchase price of the shares, which is not determined until the last day of each offering period.

        Aggregate Purchases under the ESPP.    The table below shows, as to each Named Executive Officer and the various indicated groups, the aggregate number of shares of Company common stock purchased under the ESPP. Non-employee directors are not eligible to participate in the ESPP. The closing price of our common stock on December 31, 2015 was $18.13.

Name	Aggregate Number of Purchased Shares
Named Executive Officers:
James A. Schoeneck	17,342
August J. Moretti	8,683
Matthew M. Gosling	33,364
Thadd M. Vargas	59,028
R. Scott Shively	—
All current executive officers as a group (6 persons)	153,983
All employees, excluding current executive officers	1,974,135

Certain U.S. Federal Income Tax Consequences

        The rules concerning the federal income tax consequences with respect to the purchase of shares under the ESPP are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences as of the date hereof with respect to such purchases. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

        The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income generally will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years after the first day of the applicable offering period in which such shares were acquired and more than one year after the applicable date of purchase, the participant will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (2) an amount equal to 15% (or such lesser discount as the Compensation Committee may establish) of the fair market value of the shares as of the first day of the applicable offering period in which such shares were acquired. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of the aforementioned periods (a "disqualifying disposition"), the participant will recognize ordinary income equal to the excess of (1) the fair market value of the shares on the date the shares are purchased over (2) the purchase price. Any additional gain or loss on such sale or disposition will be capital gain or loss, which will be long-term if the shares are held for more than one year. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a disqualifying disposition.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
UNDER THE ESPP.

 PROPOSAL 4

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") and Section 14A of the Exchange Act require that we provide our shareholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. At the 2011 Annual Meeting, our shareholders indicated their preference that the Company solicit a non-binding, advisory approval of the compensation of our named executive officers annually. The Board has adopted a policy that is consistent with that preference.

        The Board realizes that executive compensation is an important matter for our shareholders. Our executive compensation program is described in detail in the Compensation Discussion and Analysis ("CD&A") section of this Proxy Statement. Our program is designed to align the interests of executives and shareholders by providing a competitive balance of cash and equity compensation, benefits and development in order to attract and retain needed talent and create a collaborative, high-performing work environment that contributes to the Company's overall success.

        Before you vote, we urge you to read the CD&A section of this Proxy Statement for details regarding the Company's executive compensation program, including our executive compensation philosophy, components of executive compensation, corporate and individual performance assessments, and compensation decisions for the named executive officers for the 2015 fiscal year. The Board believes the information provided in the CD&A section demonstrates that the Company's executive compensation program is designed appropriately and ensures management's interests are aligned with our shareholders' interests to support the creation of shareholder value.

        The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. However, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.

        We ask our shareholders to vote on the following resolution at the Annual Meeting:

  "RESOLVED, that the Company's shareholders approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Company's Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative disclosures related to those tables."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE NAMED EXECUTIVE OFFICER
COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 5

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, to audit the financial statements, management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 31, 2016. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

        Selection of the Company's independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board is submitting this matter to the shareholders as a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP, and may retain that firm or another without re-submitting the matter to the Company's shareholders. Even if shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

 OTHER MATTERS

        At of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the Annual Meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the Annual Meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

SHAREHOLDERS SHARING THE SAME ADDRESS

        In accordance with notices previously sent to many shareholders who hold their shares through a bank, broker or other holder of record (a "street-name shareholder") and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any shareholder at that address were received. This practice, known as "householding," is intended to reduce the Company's printing and postage costs. However, any such street-name shareholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report to Shareholders may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at (510) 744-8000 or by mail at the address listed under "FORM 10-K" below. The voting instruction sent to a street-name shareholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a shareholder who would like to make one of these requests should contact the Company as indicated above.

FORM 10-K

        The Company will mail without charge to any shareholder upon written request, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 including the financial statements, schedules and a list of exhibits. Requests should be sent to Depomed, Inc., 7999 Gateway Blvd., Suite 300, Newark, California 94560, Attn: Investor Relations.

 SHAREHOLDER PROPOSALS

        Advance Notice Provisions:    The Company's Bylaws, as amended, currently provide that advance notice of a shareholder's proposal (including a director nomination) must be delivered to the Secretary of the Company at the Company's principal executive offices not earlier than one hundred and fifty (150) days (November 15, 2016), and not later than one hundred and twenty (120) days (December 15, 2016), prior to the anniversary of the mailing date of the proxy materials for the previous year's annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days after the anniversary of the previous year's annual meeting, this advance notice must be received not earlier than the 120th day prior to such annual meeting and not later than the 10th day following the day on which public announcement of the date of such meeting is first made. Each shareholder's notice must comply with the requirements of Section 5 of the Bylaws of the Company.

        A copy of the full text of the provisions of the Company's Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Company's Investor Relations Department upon written request.

        Rule 14a-8 Shareholder proposals.    Under the rules of the SEC, shareholders who wish to submit proposals for inclusion in the Proxy Statement for the 2017 Annual Meeting of Shareholders must submit such proposals so as to be received by the Company at 7999 Gateway Blvd., Suite 300, Newark, California 94560, on or before December 15, 2016. Such proposals must comply with all other requirements of SEC Rule14a-8.

        In addition, if the Company is not notified by December 15, 2016 of a proposal to be brought before the 2017 Annual Meeting by a shareholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ MATTHEW M. GOSLING Matthew M. Gosling Secretary

Newark, California
April 14, 2016

Appendix A

DEPOMED, INC.

AMENDED AND RESTATED

2014 OMNIBUS INCENTIVE PLAN

1.  Plan.  Depomed, Inc., a California corporation (the “Company”), originally established the Depomed, Inc. 2014 Omnibus Incentive Plan (the “Original Plan”), effective as of February 19, 2014 (the “Effective Date”).  On February 12, 2016, the Company made certain modifications to the Original Plan, and the Original Plan, including such modifications, is hereby amended and restated in its entirety herein (as amended and restated, the “Plan”). This Plan shall continue in effect for a term of 10 years after the Effective Date unless sooner terminated by action of the Board of Directors of the Company.

2.  Objectives.  This Plan is designed to attract and retain employees and consultants of the Company and its Subsidiaries (as defined herein), to attract and retain qualified non-employee directors of the Company, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards under this Plan and thereby providing Participants (as defined herein) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

3.  Definitions.  As used herein, the terms set forth below shall have the following respective meanings:

“Affiliate” means an entity controlling, controlled by, or under common control with, the Company.

“Authorized Officer” means the Chairman of the Board, the Chief Executive Officer of the Company (or any other senior officer of the Company to whom any of such individuals shall delegate the authority to execute any Award Agreement).

“Award” means the grant of any Option, Stock Appreciation Right, Stock Award, or Cash Award, any of which may be structured as a Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish in accordance with the objectives of this Plan.

“Award Agreement” means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made effective without execution. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.

“Board” means the Board of Directors of the Company.

“Cash Award” means an Award denominated in cash.

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) the consummation of any merger, consolidation or similar transaction involving the Company (“Merger”), if following such Merger the holders of the Company’s outstanding voting securities immediately prior to such Merger do not own a majority of the outstanding voting securities of the surviving corporation in approximately the same proportion as before such Merger (and in such event, excluding the ownership of any person (or any other person acting in concert with such person) whose ownership percentage increased as a result of such Merger);

(ii) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of or in connection with an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board;

(iii)  the consummation of any sale, lease, exchange, exclusive license or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets, other than a transfer of the Company’s assets to a majority-owned subsidiary of the Company or any other entity the majority of whose voting power is held by the shareholders of the Company in approximately the same proportion as before such transaction;

(iv)  the liquidation or dissolution of the Company;

(v)  the acquisition by a person, as defined in Section 3(a)(9) of the Exchange Act, and including a group of persons within the meaning of Section 13(d)(3) of the Exchange Act, of a majority or more of the Company’s outstanding voting securities (whether directly or indirectly, beneficially or of record); or

(vi)  such other transaction as may be determined by the Board in good faith to constitute a change in control either (A) of the ownership or effective control of the voting securities of the Company or (B) of all or substantially all of the assets or the business of the Company.

Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (or any successor thereto) pursuant to the Exchange Act.  If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control” of the Company or change in the “ownership of a substantial portion of the assets” of the Company as determined under U.S. Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Committee or such other committee as designated by the Board.

“Common Stock” means the Common Stock, no par value, of the Company.

“Company” means Depomed, Inc., a California corporation, or any successor thereto.

“Consultant” means an individual providing services to the Company or any of its Subsidiaries, other than an Employee or a Director, and an individual who has agreed to become a consultant of the Company or any of its Subsidiaries and actually becomes such a consultant following such date of agreement.

“Consultant Award” means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Consultant pursuant to such applicable terms, conditions, and limitations established by the Committee.

“Covered Employee” means any Employee who is or may be a “covered employee,” as defined in Code Section 162(m).

“Director” means an individual serving as a member of the Board who is not an Employee or a Consultant and an individual who has agreed to become a director of the Company or any of its Subsidiaries and actually becomes such a director following such date of agreement.

“Director Award” means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Director pursuant to such applicable terms, conditions, and limitations established by the Board.

“Disability” means (1) if the Participant is an Employee, a disability that entitles the Employee to benefits under the Company’s long-term disability plan, as may be in effect from time to time, as determined by the plan administrator of the long-term disability plan or (2) if the Participant is a Director or a Consultant, a disability whereby the Director or Consultant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. Notwithstanding the foregoing, if an Award is subject to Code Section 409A, the definition of Disability shall conform to the requirements of Treasury Regulation § 1.409A-3(i)(4)(i).

“Dividend Equivalents” means, in the case of Restricted Stock Units or Performance Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period or performance period, as applicable, on a like number of shares of Common Stock that are subject to the Award.

“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee following such date of agreement.

“Employee Award” means the grant of any Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions, and limitations established by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Price” means the price at which a Participant may exercise his right to receive cash or Common Stock, as applicable, under the terms of an Award.

“Fair Market Value” of a share of Common Stock means, as of a particular date, (1) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (2) if the Common Stock is not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system, (3) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Committee for such purpose, or (4) if none of the above are applicable, the Fair Market Value of a share of Common Stock as determined in good faith by the Committee.  This definition of “Fair Market Value” may also be applied to Marketable Securities, in which case this definition shall mean (1) the closing sales price per share of such Marketable Securities on the consolidated transaction reporting system for the principal national securities exchange or other established securities exchange on which shares of such Marketable Securities are listed on that date, or, if there shall have been no such sale as reported on that date, on the last preceding date on which such a sale was so reported, or (2) if the sales price is not so reported, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system.

“Grant Date” means the date an Award is granted to a Participant pursuant to this Plan.

“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Code Section 422.

“Marketable Securities” means a class of equity securities actively traded on an established securities exchange.

“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements set forth in Code Section 422.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified Exercise Price, which is either an Incentive Stock Option or a Nonqualified Stock Option.

“Participant” means an Employee, Consultant or Director to whom an Award has been made under this Plan.

“Performance Award” means an Award made pursuant to this Plan to a Participant which is subject to the attainment of one or more Performance Goals.

“Performance Goal” means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

“Performance Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied.

“Performance Unit Award” means an Award in the form of Performance Units.

“Prior Plan” means the 2004 Equity Incentive Plan of Depomed, Inc.

“Qualified Performance Awards” has the meaning set forth in Section 8(a)(vii)(B).

“Restricted Stock” means a share of Common Stock that is restricted or subject to forfeiture provisions.

“Restricted Stock Award” means an Award that results in the issuance of Restricted Stock on the Grant Date.

“Restricted Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash that is restricted or subject to forfeiture provisions.

“Restricted Stock Unit Award” means an Award in the form of Restricted Stock Units.

“Restriction Period” means a period of time beginning as of the date upon which a Restricted Stock Award or Restricted Stock Unit Award is made pursuant to this Plan and ending as of the date upon which such Award is no longer restricted or subject to forfeiture provisions.

“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over a specified Exercise Price.

“Stock Award” means an Award in the form of shares of Common Stock, including a Restricted Stock Award, and a Restricted Stock Unit Award or Performance Unit Award that may be settled in shares of Common Stock, and excluding Options and SARs.

“Stock-Based Award Limitations” has the meaning set forth in Section 5.

“Subsidiary” means (1) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation, and (2) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting power of such business entity (whether in the form of partnership interests, membership interests or otherwise) or serves, directly or indirectly as the general partner (in the case of a limited partnership), the manager (in the case of a limited liability company) or in a comparable role (in the case of another form of business entity).

4.  Eligibility.

(a)  Employees.  All Employees are eligible for Employee Awards under this Plan, provided, however, that if the Committee makes an Employee Award to an individual whom it expects to become an Employee following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming an Employee.

(b)  Consultants.  All Consultants are eligible for Consultant Awards under this Plan, provided, however, that if the Committee makes a Consultant Award to an individual whom it expects to become a Consultant following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Consultant.

(c)  Directors.  All Directors are eligible for Director Awards under this Plan, provided, however, that if the Board makes a Director Award to an individual whom it expects to become a Director following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Director.

The Committee (or the Board, in the case of Director Awards) shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees, Consultants or Directors who are to be granted Awards under this Plan.

5.  Common Stock Available for Awards.  Subject to the provisions of Section 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) an aggregate of 8,550,000 shares of Common Stock (the “Maximum Share Limit”), all of which shall be available for Incentive Stock Options. Each Stock Award granted under this Plan shall be counted against the Maximum Share Limit as 1.55 shares of Common Stock; each Option and SAR shall be counted against the Maximum Share Limit as 1 share of Common Stock.

Awards settled in cash shall not reduce the Maximum Share Limit under the Plan. If an Award expires or is terminated, cancelled or forfeited, the shares of Common Stock associated with the expired, terminated, cancelled or forfeited Award shall again be available for Awards under the Plan, and the Maximum Share Limit shall be increased by the same amount as such shares were counted against the Maximum Share Limit (i.e., increased by 1.55 shares of Common Stock, if a Stock Award, and 1 share of Common Stock, if an Option or SAR). Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an Award other than Options or SARs shall become available again for Awards under the Plan. The following shares of Common Stock shall not become available again for Awards under the Plan:

(i)                                     Shares of Common Stock that are tendered by a Participant or withheld (1) as full or partial payment of minimum withholding taxes related to the exercise or settlement of Options or SARs, (2) as payment for the Exercise Price of an Option or SAR or (3) in connection with the settlement of an SAR;

(ii)                                  Shares of Common Stock repurchased on the open market with the proceeds of an Exercise Price of an Option or SAR; and

(iii)                               Shares of Common Stock reserved for issuance upon grant of an SAR, to the extent the number of reserved shares of Common Stock exceeds the number of shares of Common Stock actually issued upon exercise or settlement of such SAR.

The foregoing notwithstanding, subject to applicable stock exchange listing requirements, the Maximum Share Limit shall not be reduced by (x) shares of Common Stock issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and (y) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) and such shares shall be available for Awards under the Plan.

The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:

(a)                                 No Employee may be granted during any calendar year Awards consisting of Options or SARs that are exercisable for more than 2,000,000 shares of Common Stock;

(b)                                 No Employee may be granted during any calendar year Qualified Performance Awards that are Stock Awards covering or relating to more than 2,000,000 shares of Common Stock (the limitation set forth in this clause (b), together with the limitation set forth in clause (a) above, being hereinafter collectively referred to as the “Stock-Based Award Limitations”); and

(c)                                  No Employee may be granted during any calendar year Qualified Performance Awards that are (1) Cash Awards or (2) Restricted Stock Unit Awards or Performance Unit Awards that may be settled solely in cash having a value determined on the Grant Date in excess of $5,000,000.

Shares delivered by the Company in settlement of Awards may be authorized and unissued shares of Common Stock, shares of Common Stock held in the treasury of the Company, shares of Common Stock purchased on the open market or by private purchase or any combination of the foregoing.

6.  Administration.

(a)  Authority of the Committee.  Except as otherwise provided in this Plan with respect to actions or determinations by the Board, this Plan shall be administered by the Committee; provided, however, that (i) any and all members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Common Stock; (ii) Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is comprised solely of two or more “Non-Employee Directors” as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function); and (iii) any Award intended to qualify for the “performance-based compensation” exception under Code Section 162(m) shall be granted only if the Committee is comprised solely of two or more “outside directors” within the meaning of Code Section l62(m) and regulations pursuant thereto. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. Subject to Section 6(c) hereof, the Committee may, in its discretion, (x) provide for the extension of the exercisability of an Award, or (y) in the event of death, Disability, retirement or Change in Control, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is, in either case, (1) not materially adverse to the Participant to whom such Award was granted, (2) consented to by such Participant or (3) authorized by Section 15(c) hereof; provided, however, that except as expressly provided in Section 8(a)(i) or 8(a)(ii) hereof, no such action shall permit the term of any Option or SAR to be greater than 10 years from its Grant Date. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable to further this Plan’s purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Board shall have the same powers as the Committee with respect to Director Awards.

(b)  Indemnity.  No member of the Board or the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 7 of this Plan shall be liable for anything done or omitted to be done by him, by any member of the Board or the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.

(c)  Prohibition on Repricing of Awards.  Subject to the provisions of Section 15 hereof, the terms of outstanding Award Agreements may not be amended without the approval of the Company’s shareholders so as to (i) reduce the Exercise Price of any outstanding Options or SARs or (ii) cancel any outstanding Options or SARs in exchange for cash or other Awards (including substitutions and cash buyouts), or Options or SARs with an Exercise Price that is less than the Exercise Price of the original Options or SARs.

7.  Delegation of Authority.  The Committee may delegate any of its authority to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act and Consultants, subject to Section 6(a) above, to the Board or to any other committee of the Board, provided such delegation is made in writing and specifically sets forth such delegated authority. The Committee may also delegate to an Authorized Officer authority to execute on behalf of the Company any Award Agreement. The Committee and the Board, as applicable, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan. Any such delegation hereunder shall only be made to the extent permitted by applicable law.

8.  Employee Awards.

(a)                                 The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in this Section 8(a) hereof and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity; provided, however, that, except as contemplated in Section 15 hereof, no Option or SAR may be issued in exchange for the cancellation of an Option or SAR with a higher Exercise Price nor may the Exercise Price of any Option or SAR be reduced. All or part of an Award may be subject to conditions established by the Committee. Upon the termination of employment by a Participant who is an Employee, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement or in any other written agreement the Company has entered into with the Participant.

(i)  Options.  An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of either an Incentive Stock Option or a Nonqualified Stock Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The term of an Option shall not exceed 10 years from the Grant Date; provided, however, if the term of a Nonqualified Option (but not an Incentive Option) expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Nonqualified Option shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option, including, but not limited to, the term of any Option and the date or dates upon which the Option becomes vested and exercisable, shall be determined by the Committee; provided, however, that except in the case of a Change in Control or the death or Disability of a Participant, vesting of Options granted to Employees shall be no earlier than one (1) year from the date of grant.

(ii)  Stock Appreciation Rights.  An Employee Award may be in the form of an SAR. The Exercise Price for an SAR shall not be less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The holder of a tandem SAR may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date; provided, however, if the term of an SAR expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such SAR shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, shall be determined by the Committee; provided, however, that except in the case of a Change in Control or the death or Disability of a Participant, vesting of SARs granted to Employees shall be no earlier than one (1) year from the date of grant.

(iii)  Stock Awards.  An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee, and subject to the minimum Restriction Period and performance period requirements and any other applicable requirements described in this Section 8(a) hereof.

(iv)  Restricted Stock Unit Awards.  An Employee Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit Award, including, but not limited to, the Restriction Period, shall be determined by the Committee. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle Restricted Stock Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the vested Restricted Stock Units. Unless otherwise specified by the Committee with respect to a specific Award, Restricted Stock Unit awards shall be settled in shares of Common Stock.

(v)  Performance Unit Awards.  An Employee Award may be in the form of a Performance Unit Award. Each Performance Unit shall have an initial value that is established by the Committee on the Grant Date. Subject to the terms of this Plan, after the applicable performance period has ended, the Participant shall be entitled to receive settlement of the value and number of Performance Units earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Settlement of earned Performance Units shall be as determined by the Committee and as evidenced in an Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle earned Performance Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Units as soon as practicable after the end of the performance period and following the Committee’s determination of actual performance against the performance measures and related goals established by the Committee.

(vi)  Cash Awards.  An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.

(vii)  Performance Awards.  Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.

(A)  Nonqualified Performance Awards.  Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

(B)  Qualified Performance Awards.  Performance Awards granted to Employees under this Plan that are intended to qualify as qualified performance-based compensation under Code

Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (1) 90 days after the commencement of the period of service to which the Performance Goal relates and (2) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. One or more of such goals may apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal shall include one or more of the following: (1) earnings per share; (2) net order dollars; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) net profit dollars; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization, or EBITDA; (18) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total shareholder return; (20) debt reduction; (21) net profit growth; (22) operating income; (23) internal rate of return; (24) safety; (25) net revenue dollars; (26) capital efficiency; (27) revenue growth (including revenue growth by product); (28) growth in product sales (including as measured by prescriptions for one or more pharmaceutical products); and (29) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Russell 3000 Stock Index or a group of comparable companies.

Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of this Plan to conform with the standards of Code Section 162(m) and Treasury Regulation § 1.162-27(e)(2)(i), as to grants to Covered Employees and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made shall be treated as such written certification. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee. The Committee may provide in any such Performance Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) unusual or nonrecurring items as described in Accounting Standards Codification (ASC) No. 225 (or any successor thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses and (h) settlement of hedging activities.

(C)  Adjustment of Performance Awards.  Awards that are intended to be Qualified Performance Awards may not be adjusted upward. The Committee may retain the discretion to adjust such Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

9.  Consultant and Director Awards.

(a)  Consultant Awards.  The Committee has the sole authority to grant Consultant Awards from time to time in accordance with this Section 9(a). Consultant Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Consultant Award shall be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee, in its sole discretion.

(b)  Director Awards.  The Board has the sole authority to grant Director Awards from time to time in accordance with this Section 9(b). Director Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Director Award may, in the discretion of the Board, be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board, in its sole discretion.

10.  Award Payment; Dividends and Dividend Equivalents.

(a)  General.  Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee (or the Board, in the case of Director Awards) shall determine, including, but not limited to, in the case of Common Stock, restrictions on transfer and forfeiture provisions. For a Restricted Stock Award, the certificates evidencing the shares of such Restricted Stock (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. For a Restricted Stock Unit Award that may be settled in shares of Common Stock, the shares of Common Stock that may be issued at the end of the Restriction Period shall be evidenced by book entry registration or in such other manner as the Committee may determine.

(b)  Dividends and Dividend Equivalents.  Rights to (1) dividends will be extended to and made part of any Restricted Stock Award and (2) Dividend Equivalents may be extended to and made part of any Restricted Stock Unit Award and Performance Unit Award, subject in each case to such terms, conditions and restrictions as the Committee may establish; provided, however, that no such dividends or Dividend Equivalents shall be paid with respect to unvested Stock Awards, including Stock Awards subject to Performance Goals. Dividends or Dividend Equivalents paid with respect to unvested Stock Awards may, in the discretion of the Committee, be accumulated and paid to the Participant at the time that such Stock Award vests. Dividends and/or Dividend Equivalents shall not be made part of any Options or SARs.

11.  Option Exercise.  The Exercise Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant, the Participant may purchase such shares by means of the Company withholding shares of Common Stock otherwise deliverable on exercise of the Award or tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Common Stock on other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award, and for the avoidance of doubt, so long as the shares of Common Stock are publicly traded and unless the Committee specifically determines otherwise, an Option may be exercised using consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of a Participant or sells shares of Common Stock on behalf of a Participant (a “Cashless Exercise Procedure”), provided, however, that no officer or director may participate in that Cashless Exercise Procedure to the extent prohibited by applicable law. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Section 11.

12.  Taxes.  The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of required withholding taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes, including a requirement that a Participant pay in cash an amount sufficient to satisfy any required withholding amount; provided, however, that in the event in the Committee’s sole discretion share withholding is permitted, the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required minimum withholding taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

13.  Amendment, Modification, Suspension or Termination.  The Board may amend, modify, suspend or terminate this Plan (and the Committee may amend an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (1) no amendment or alteration that would materially adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (2) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed, including any amendment that expands the types of Awards available under this Plan, materially increases the number of shares of Common Stock available for Awards under this Plan, materially expands the classes of persons eligible for Awards under this Plan, materially extends the term of this Plan, materially changes the method of determining the Exercise Price of Options, or deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs.

14.  Assignability.  Unless otherwise determined by the Committee (or the Board in the case of Director Awards) or expressly provided for in an Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except (1) by will or the laws of descent and distribution or (2) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of this Plan or applicable Award and in a form acceptable to the Committee. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 14 shall be null and void. Notwithstanding the foregoing, no Award may be transferred for value or consideration.

15.  Adjustments.

(a)                                 The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b)                                 In the event of any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any outstanding Award without receipt of consideration by the Company through merger, reorganization, recapitalization, reincorporation, combination, exchange of shares, change in corporate structure, subdivision, consolidation or other similar equity restructuring transaction (as that term is used in ASC Topic 718 (or any successor thereto) affecting outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock, dividend in property other than cash, large non-recurring cash dividend, liquidating dividend, stock split or reverse stock split, then (1) the number of shares of Common Stock reserved under this Plan, (2) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (3) the Exercise Price or other price in respect of such Awards, (4) the Stock-Based Award Limitations, and (5) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Committee as appropriate to reflect such transaction. Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a transaction falling within the scope of this Section 15(b).

(c)                                  In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation, dissolution, or other transaction or series of related transactions having a result similar to any of the above, including but not limited to a transaction or series of related transactions that constitutes a Change in Control, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it in good faith deems equitable, and shall be authorized, in its discretion, (1) to provide for the assumption or continuation of an Award covering, or the substitution of a new Award with, Marketable Securities or other arrangement (which, if applicable, may be exercisable for such Marketable Securities as the Committee determines) for an Award or the assumption or substitution of the Award, regardless of whether in a transaction to which Code Section 424(a) applies, so long as such Marketable Securities have a value equal to the Fair Market Value of the securities underlying such Award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (3) to cancel an Award and to deliver to the Participant cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Award on the date of such event, which in the case of an Option or Stock Appreciation Right shall be the excess (if any) of the Fair Market Value of Common Stock on such date over the Exercise Price of such Award.  In the absence of an affirmative determination by the Committee, each outstanding Award will be assumed or substituted for Marketable Securities by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume or substitute the Award for Marketable Securities, in which case the vesting of such Award shall accelerate in its entirety (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of the Change in Control as the Committee will determine (or, if the Committee will not determine such a date, to the date that is five days prior to the effective time of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective.  The Committee shall not have any obligation to treat all Awards in the same manner, including Awards of the same type held by similarly situated Participants.

(d)                                 With respect to any Award held by a Director at the time of a Change in Control, such Award shall automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s)..

(e)                                  No adjustment or substitution pursuant to this Section 15 shall be made in a manner that results in noncompliance with the requirements of Code Section 409A, to the extent applicable.

16.  Restrictions.  No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

17.  Unfunded Plan.  This Plan is unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan. With respect to this Plan and any Awards granted hereunder, Participants are general and unsecured creditors of the Company and have no rights or claims except as otherwise provided in this Plan or any applicable Award Agreement.

18.  Code Section 409A.

(a)                                 Awards made under this Plan are intended to comply with or be exempt from Code Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Code Section 409A. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Code Section 409A, that Plan provision or Award shall be reformed, to the extent permissible under Code Section 409A, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award.

(b)                                 Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee determines that a Restricted Stock Unit Award, Performance Unit Award or Cash Award is intended to be subject to Code Section 409A, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Code Section 409A.

(c)                                  If the Participant is identified by the Company as a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Participant’s separation from service, (2) the date of the Participant’s death, or (3) such earlier date as complies with the requirements of Code Section 409A.

19.  Awards to Foreign Nationals and Employees Outside the United States.  The Committee may, without amending this Plan, (1) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed or otherwise providing services outside the United States, or both, including rules that differ from those set forth in this Plan, and (2) grant Awards to such Participants in accordance with those rules.

20.  Governing Law.  This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of California, without regard to that state’s conflict of laws rules.

21.  Right to Continued Service or Employment.  Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which he is employed or otherwise serves the Company or its Subsidiaries.

22.  Clawback Right.  Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company whether before or after the date of grant of the Award.

23.  Usage.  Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.

24.  Headings.  The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.

25.  Effectiveness.  The Original Plan, as approved by the Board on February 19, 2014, became effective as of the Effective Date. This Plan, as amended and restated herein, shall continue in effect for a term of 10 years commencing on the Effective Date, unless earlier terminated by action of the Board. The shareholders of the Company approved the Original Plan on May 20, 2014. As of the date of shareholder approval of the Original Plan, no further awards shall be made under the Prior Plan, provided, however, that any and all outstanding awards granted under the Prior Plan shall continue to be outstanding and shall be subject to the terms of the Prior Plan as are in effect as of the Effective Date.

Appendix B

AMENDED AND RESTATED
DEPOMED, INC.
2004 EMPLOYEE STOCK PURCHASE PLAN

As Amended and Restated February 12, 2016

1.                                      Establishment of Plan.

Depomed, Inc. (the “Company”) proposes to grant options for purchase of the Company’s common stock (the “Common Stock”) to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this Amended and Restated 2004 Employee Stock Purchase Plan (this “Plan”).  For the purposes of this Plan, “Parent Corporation” and “Subsidiary” shall have the same meanings as “parent corporation” and “subsidiary corporation” in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).  “Participating Subsidiaries” are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the “Board”) designates from time to time as corporations that shall participate in this Plan.  The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed.  Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein.

2.                                      Number of Shares.

The total number of shares of Common Stock reserved and available for issuance pursuant to this Plan shall be 3,000,000 (the “Share Limit”), subject to adjustments effected in accordance with Section 15 of this Plan. Shares issued under this Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares reacquired in private transactions or open market purchases, but all shares issued under this Plan shall be counted against the Share Limit.

3.                                      Purpose.

The purpose of this Plan is to provide eligible employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment.  For the purposes of this Plan, “employee” shall mean any individual who is an employee of the Company or a Participating Subsidiary. Whether an individual qualifies as an employee shall be determined by the Committee (as hereinafter defined), in its sole discretion. The Committee shall be guided by the provisions of Treasury Regulation Section 1.421-7 and Section 3401(c) of the Code and the Treasury Regulations thereunder, with the intent that the Plan cover all “employees” within the meaning of those provisions other than those who are not eligible to participate in the Plan, provided, however, that any determinations regarding whether an individual is an “employee” shall be prospective only, unless otherwise determined by the Committee. Unless the Committee makes a contrary determination, the employees of the Company shall, for all purposes of this Plan, be those individuals who are carried as employees of the Company or a Participating Subsidiary for regular payroll purposes or are on a leave of absence for not more than 90 days. Any inquiries regarding eligibility to participate in the Plan shall be directed to the Committee, whose decision shall be final.

4.                                      Administration.

This Plan shall be administered by the Compensation Committee of the Board (the “Committee”).  Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants.  Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees.  All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

5.                                      Eligibility.

Any employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

a)             employees who are not employed by the Company or a Participating Subsidiary prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;

b)             employees who are customarily employed for twenty (20) hours or less per week;

c)              employees who are customarily employed for five (5) months or less in a calendar year;

d)             employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries;

e)              individuals who provide services to the Company or any of its Participating Subsidiaries as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes; and

f)               employees who reside in countries for whom such employees’ participation in the Plan would result in a violation under any corporate or securities laws of such country of residence.

6.                                      Offering Dates.

The offering periods of this Plan (each, an “Offering Period”) shall be of twenty-four (24) months duration commencing on December 1 and June 1 of each year (or at such time or times as may be determined by the Committee).  Each Offering Period shall consist of four (4) six (6) month purchase periods (individually, a “Purchase Period”) during which payroll deductions of the participants are accumulated under this Plan.  The first business day of each Offering Period is referred to as the “Offering Date.”  The last business day of each Purchase Period is referred to as the “Purchase Date.”

Notwithstanding the immediately preceding paragraph, beginning with the Offering Period commencing on June 1, 2012, each Offering Period shall be of six (6) months duration commencing on December 1 and June 1 of each year (or at such time or times as may be determined by the Committee).  Each Offering Period shall consist of a six (6) month Purchase Period during which payroll deductions of the participants are accumulated under this Plan.

For clarity, eligible employees who are participants under the Plan in any Offering Period that commenced on or before December 1, 2011, if the provisions of Section 12(c) regarding enrollment in a subsequent Offering Period apply, any eligible employee will be enrolled in a subsequent six (6) month Offering Period.

The Committee shall have the power to change the Offering Dates, the Purchase Dates and the duration of Offering Periods or Purchase Periods without shareholder approval if such change is announced prior to the relevant Offering Period or prior to such other time period as specified by the Committee.

7.                                      Participation in this Plan.

Eligible employees may become participants in an Offering Period under this Plan on the Offering Date, after satisfying the eligibility requirements, by delivering a subscription agreement to the Company prior to such Offering Date, or such other time period as specified by the Committee.  An eligible employee who does not deliver a subscription agreement to the Company after becoming eligible to participate in an Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Company prior to such Offering Period, or such other time period as specified by the Committee.  Once an employee becomes a participant in an Offering Period by filing a subscription agreement, such employee shall automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 12 below.  Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

8.                                      Grant of Option on Enrollment.

Enrollment by an eligible employee in this Plan with respect to an Offering Period shall constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction, the numerator of which is the amount accumulated in such employee’s payroll deduction account during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Offering Date (but in no event less than the par value of a share of Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Purchase Date (but in no event less than the par value of a share of Common Stock), provided, however, that the number of shares of Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 11(c) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 11(b) below with respect to the applicable Purchase Date.  The fair market value of a share of Common Stock shall be determined as provided in Section 9 below.

9.                                      Purchase Price.

The purchase price per share at which a share of Common Stock shall be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

a)             the fair market value on the Offering Date; or

b)             the fair market value on the Purchase Date.

For the purposes of this Plan, the term “fair market value” means, as of any date, the value of a share of the Common Stock determined as follows:

a)             If the Common Stock is traded on any established stock exchange or quoted on a national market system, fair market value shall be the closing sales price for the Common Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported by such stock exchange or national market system, or, if not reported by such stock exchange or national market system, as reported in The Wall Street Journal or a similar publication.  If no sales are reported as having occurred on the Value Date, fair market value shall be that closing sales price for the last preceding trading day on which sales of Common Stock are reported as having occurred.  If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Common Stock on the Value Date.  If the Common Stock is listed on multiple exchanges or systems, fair market value shall be based on sales or bid prices on the primary exchange or system on which the Common Stock is traded or quoted;

b)             If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value shall be the mean between the high bid and low asked prices on the Value Date.  If no prices are quoted for the Value Date, fair market value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted; or

c)              If the Common Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Board or Committee will determine fair market value in good faith.  The Board or Committee will consider the following factors, and any others it considers significant, in determining fair market value: (i) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (ii) the Company’s shareholder’s equity, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

10.                               Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares.

a)             The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period.  The deductions are made as a percentage of the participant’s compensation in one percent (1%) increments, not less than one percent (1%), nor greater than fifteen percent (15%), or such lower limit set by the Committee.  Compensation shall mean all regular straight-time gross earnings, and shall not include payments for overtime, shift premium, incentive compensation or payments, bonuses, commissions or other compensation.  Payroll deductions shall commence on the first payday of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

b)             A participant may increase or decrease the rate of payroll deductions during an Offering Period by filing with the Company a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing after the Company’s timely receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below.  Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Purchase Period.  A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions prior to the beginning of such Offering Period, or such other time period as specified by the Committee.

c)              A participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a request for cessation of payroll deductions.  Such reduction shall be effective beginning with the next payroll period after the Company’s timely receipt of the request and no further payroll deductions shall be made for the duration of the Offering Period.  Payroll deductions credited to the participant’s account prior to the effective date of the request shall be used to purchase shares of Common Stock of the Company in accordance with Section (e) below.  A participant may not resume making payroll deductions during the Offering Period in which he or she reduced his or her payroll deductions to zero.

d)             All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company.  No interest accrues on the payroll deductions.  All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

e)              On each Purchase Date, for so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date, which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant, as of that date returned to the participant, the Company shall apply the funds then in the participant’s account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date.  The purchase price per share shall be as specified in Section 9 of this Plan.  Any cash remaining in a participant’s account after such purchase of shares shall be refunded to such participant in cash, without interest, provided, however, that any amount remaining in such participant’s account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be.  In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest.  No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

f)               As soon as practicable after the Purchase Date, the Company shall issue shares for the participant’s benefit representing the shares purchased upon exercise of his or her option.

g)              During a participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her.  The participant shall have no interest or voting rights in shares covered by his or her option until such option has been exercised.

11.                               Limitations on Shares to be Purchased.

a)             No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.  The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

b)             No participant shall be entitled to purchase more than 3,000 shares of Common Stock (the “Maximum Share Amount”) on any single Purchase Date.  Prior to the commencement of any Offering Period or prior to such time period as specified by the Committee, the Committee may, in its sole discretion, set a new Maximum Share Amount.  If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period. The Maximum Share Amount shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

c)              If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable or as the Committee shall determine to be equitable.  In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant’s option to each participant affected.

d)             Any payroll deductions accumulated in a participant’s account which are not used to purchase stock due to the limitations in this Section 11 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

12.                               Withdrawal.

a)             Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Company a written notice to that effect on a form provided for such purpose.  Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.

b)             Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate.  In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 7 above for initial participation in this Plan.

c)              If the fair market value on the first day of the current Offering Period in which a participant is enrolled is higher than the fair market value on the first day of any subsequent Offering Period, the Company shall automatically enroll such participant in the subsequent Offering Period.  Any funds accumulated in a participant’s account prior to the first day of such subsequent Offering Period shall be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period, if any.

13.                               Termination of Employment.

Termination of a participant’s employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Subsidiary, shall immediately terminate his or her participation in this Plan.  In such event, the payroll deductions credited to the participant’s account shall be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest.  For purposes of this Section 13, an employee shall not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, however that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

14.                               Return of Payroll Deductions.

In the event a participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the participant all payroll deductions credited to such participant’s account.  No interest shall accrue on the payroll deductions of a participant in this Plan.

15.                               Capital Changes.

a)             Subject to any required action by the shareholders of the Company, the number and type of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number and type of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive.  Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

b)             In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.  In the event of a Change in Control (as defined in the Company’s Amended and Restated 2014 Omnibus Incentive Plan), the Board shall shorten the Offering Period then in progress by setting a new Purchase Date (the “New Purchase Date”) prior to the closing date of the Change in Control.  The Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 12.

c)              The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

16.                               Nonassignability.

Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by the laws of descent and distribution or as provided in Section 23 below) by the participant.  Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

17.                               Reports.

Individual accounts shall be maintained for each participant in this Plan.  Each participant shall receive, as soon as practicable after the end of each Purchase Period, a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

18.                               Notice of Disposition.

Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”).  The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares.  The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

19.                               No Rights to Continued Employment.

Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee’s employment.

20.                               Equal Rights and Privileges.

All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations.  Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423.  This Section 20 shall take precedence over all other provisions in this Plan.

21.                               Notices.

All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.                               Term; Shareholder Approval.

This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months after the date this Plan is adopted by the Board.  No purchase of shares pursuant to this Plan shall occur prior to such shareholder approval.  This Plan shall continue until the earliest to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), or (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan.

23.                               Designation of Beneficiary.

a)             A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under this Plan in the event of such participant’s death subsequent to the end of a Purchase Period but prior to delivery to him of such shares and cash.  The participant shall deliver along with such designation a written acknowledgment of the participant’s spouse, if any, consenting to the designation.  In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under this Plan in the event of such participant’s death prior to a Purchase Date.

b)             Such designation of beneficiary may be changed by the participant at any time by written notice.  The participant shall deliver along with such designation a written acknowledgment of the participant’s spouse, if any, consenting to the designation.  In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant’s death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

24.                               Conditions upon Issuance of Shares.

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

25.                               Applicable Law.

The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

26.                               Amendment or Termination.

The Board may at any time amend, terminate or extend the term of this Plan; provided, however, that:  (i) any such termination cannot affect options previously granted under this Plan; (ii) no amendment may make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with Section 22 above within twelve (12) months of the adoption of such amendment if such amendment would:

a)             increase the number of shares that may be issued under this Plan; or

b)             change the designation of the employees (or class of employees) eligible for participation in this Plan.

Notwithstanding the foregoing, the Board may make such amendments to the Plan as the Board determines to be advisable, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.

Adopted by the Board on:  March 19, 2004

Approved by the shareholders on:  May 27, 2004

Effective date of this Plan:  May 27, 2004

Amended by the Board on:  March 22, 2007, March 25, 2010, March 22, 2012, May 15, 2012, February 19, 2014 and February 12, 2016

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. DEPOMED, INC. 2016 Annual Meeting of Shareholders May 18, 2016 11:00 A.M. local time MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE SIX NOMINEES LISTED IN PROPOSAL 1 BELOW AND “FOR” PROPOSALS 2, 3, 4, AND 5 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. COMPANY PROPOSALS THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES: 1. Election of Directors THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3, 4, AND 5 FOR AGAINST ABSTAIN 2. To approve an increase in the number of shares available for issuance under the Company’s Amended and Restated 2014 Omnibus Incentive Plan. 3. To approve an increase in the number of shares available for issuance under the Company’s Amended and Restated 2004 Employee Stock Purchase Plan. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN (1) Peter D. Staple FOR AGAINST ABSTAIN (2) Karen A. Dawes 4. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement 5. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN (3) Louis J. Lavigne, Jr. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN (4) Samuel R. Saks, M.D. FOR AGAINST ABSTAIN COMPANY ID: (5) James A. Schoeneck FOR AGAINST ABSTAIN PROXY NUMBER: (6) David B. Zenoff, D.B.A. ACCOUNT NUMBER: Signature Signature Date , 2016. Note Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 18, 2016 The 2016 Proxy Statement and our 2015 Annual Report to Shareholders are available at http://www.cstproxy.com/depomed/2016 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS DEPOMED, INC. The undersigned appoints James A. Schoeneck, August J. Moretti and Matthew M. Gosling, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote all of the shares of common stock of Depomed, Inc. held of record by the undersigned at the close of business on March 31, 2016 at the Annual Meeting of Shareholders of Depomed, Inc. to be held on May 18, 2016, at 11:00 a.m., local time, at the Company’s headquarters located at 7999 Gateway Blvd, Suite 300, Newark, CA 94560, and at any adjournment or postponement thereof as designated on the reverse hereof and in accordance with the judgment of the proxies on any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SIX NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, AND PROPOSAL 5 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. (Continued and to be marked, dated and signed, on the other side)

QuickLinks

BOARD OF DIRECTORS AND DIRECTOR NOMINEES
CORPORATE GOVERNANCE
DIRECTOR NOMINATIONS
COMMUNICATIONS WITH DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CODE OF ETHICS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE OFFICERS AND SENIOR MANAGEMENT
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN
PROPOSAL 3 APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
PROPOSAL 5 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
SHAREHOLDERS SHARING THE SAME ADDRESS
FORM 10-K
SHAREHOLDER PROPOSALS